================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-88116) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]

                        POST-EFFECTIVE AMENDMENT NO. 24

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 26

                     VANGUARD SPECIALIZED PORTFOLIOS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                  POST OFFICE BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

             On May 22, 1998 pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended January 31, 1997 on April 30, 1998.


================================================================================

                     VANGUARD SPECIALIZED PORTFOLIOS, INC.

                             CROSS REFERENCE SHEET



FORM N-1A
ITEM NUMBER                                                                 LOCATION IN PROSPECTUS
    Item 1.   Cover Page...........................................   Cover Page
    Item 2.   Synopsis.............................................   Highlights; Fund Expenses
    Item 3.   Condensed Financial Information......................   Financial Highlights; Fund Expenses
    Item 4.   General Description of Registrant....................   Investment Objectives; Investment
                                                                      Policies; Investment Limitations;
                                                                      General Information
    Item 5.   Management of the Fund...............................   Management of the Fund; Investment
                                                                      Advisers
   Item 5A.   Management's Discussion of Fund Performance..........   Herein incorporated by reference to
                                                                      Registrant's Annual Report to
                                                                      Shareholders dated January 31, 1998
                                                                      filed with the Securities & Exchange
                                                                      Commission's EDGAR system on   --  ,
                                                                      1998
    Item 6.   Capital Stock and Other Securities...................   Opening an Account and Purchasing
                                                                      Shares; Selling Your Shares; The
                                                                      Share Price of each Portfolio;
                                                                      Dividends, Capital Gains and Taxes;
                                                                      General Information
    Item 7.   Purchase of Securities Being Offered.................   Cover Page; Opening an Account and
                                                                      Purchasing Shares
    Item 8.   Redemption or Repurchase.............................   Selling Your Shares
    Item 9.   Pending Legal Proceedings............................   Not Applicable

FORM N-1A
ITEM NUMBER                                                           LOCATION IN STATEMENT
                                                                      OF ADDITIONAL INFORMATION

   Item 10.   Cover Page...........................................   Cover Page
   Item 11.   Table of Contents....................................   Cover Page
   Item 12.   General Information and History......................   Investment Objectives and Policies;
                                                                      General Information
   Item 13.   Investment Objective and Policies....................   Investment Objectives and Policies;
                                                                      Investment Limitations
   Item 14.   Management of the Registrant.........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities...........................................   Management of the Fund; General
                                                                      Information
   Item 16.   Investment Advisory and Other Services...............   Management of the Fund; Investment
                                                                      Advisory Services
   Item 17.   Brokerage Allocation.................................   Not Applicable
   Item 18.   Capital Stock and Other Securities...................   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities Being
              Offered..............................................   Purchase of Shares; Redemption of
                                                                      Shares
   Item 20.   Tax Status...........................................   Appendix
   Item 21.   Underwriters.........................................   Not Applicable
   Item 22.   Calculations of Performance Data.....................   Yield and Total Return
   Item 23.   Financial Statements.................................   Financial Statements

================================================================================

Vanguard Specialized Portfolios Logo              A Member of The Vanguard Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PROSPECTUS -- MAY 22, 1998

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------


INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Specialized Portfolios, Inc. (the "Fund") is an
                      open-end diversified investment company. The Fund consists of five Portfolios that invest primarily in common stocks and other equity securities concentrated in a particular industry or group of related industries. Three Portfolios of the Fund (Energy, Gold & Precious Metals, and Health
                      Care) seek to provide long-term capital appreciation. Two
                      Portfolios (Utilities Income and REIT Index) seek to provide current income and moderate growth of capital and income. This Prospectus relates only to the Energy, Gold &
                      Precious Metals and Health Care Portfolios (the
                      "Portfolios"). The REIT Index and Utilities Income
                      Portfolios are described in separate Prospectuses. Given their specialized focus, the Portfolios should not be considered a complete investment program. There is no assurance that the Portfolios will achieve their stated objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.

--------------------------------------------------------------------------------

OPENING AN
ACCOUNT               To open a regular (non-retirement) account, please
                      complete and return the Account Registration Form. If you
                      need assistance in completing this Form, please call our
                      Investor Information Department. To open an Individual
                      Retirement Account (IRA), please use a Vanguard IRA
                      Adoption Agreement. To obtain a copy of this form, call
                      1-800-662-7447, Monday through Friday, from 8:00 a.m. to
                      9:00 p.m. (Eastern time), and Saturday, from 9:00 a.m. to
                      4:00 p.m. (Eastern time). The minimum initial investment
                      is $3,000 per Portfolio or $1,000 for Uniform
                      Gifts/Transfers to Minors Act accounts. The Fund is
                      offered on a no-load basis (i.e., there are no sales
                      commissions or 12b-1 fees). However, the Fund incurs
                      expenses for investment advisory, management,
                      administrative, and distribution services.
IMPORTANT NOTE:
1% REDEMPTION FEE     If shares of the Portfolios are redeemed or exchanged
                      prior to being held for one year, they will be subject to
                      a 1% redemption fee. See "Fund Expenses."
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated May 22, 1998, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund by calling the Investor
                      Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website
                      (www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                Page                                          Page                                          Page
Highlights....................   2         Who Should Invest................   11        SHAREHOLDER GUIDE
Fund Expenses.................   4         Implementation of Policies.......   12        Opening an Account and
Financial Highlights..........   5         Investment Limitations...........   14        Purchasing Shares................   22
Yield and Total Return........   7         Management of the Fund...........   15        When Your Account Will Be           25
                                                                                         Credited.........................
FUND INFORMATION                           Investment Advisers..............   15        Selling Your Shares..............   26
Investment Objectives.........   7         Dividends, Capital Gains and        18        Exchanging Your Shares...........   28
                                           Taxes............................
Investment Policies...........   7         The Share Price of Each             19        Important Information About
                                           Portfolio........................
Investment Risks..............   9         General Information..............   20        Telephone Transactions...........   30
                                                                                         Transferring Registration........   30
                                                                                         Other Vanguard Services..........   31


--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                   HIGHLIGHTS


OBJECTIVE AND
POLICIES            The Fund is an open-end diversified investment company.
                    The Fund consists of five Portfolios that invest primarily in common stocks and other equity securities concentrated in a particular industry or group of related industries. This Prospectus relates only to the Energy, Gold & Precious Metals, and Health Care Portfolios. These Portfolios seek to provide long-term capital appreciation. There is no assurance that any Portfolio will achieve its
                    stated objective.                                   PAGE 7

------------------------------------------------------------------------------
RISK
CHARACTERISTICS     Each Portfolio of the Fund is subject to market risk and
                    industry risk. Market risk is the possibility that stock prices will decline over short or even extended periods.
                    The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Each Portfolio is expected to be strongly influenced by these broad fluctuations in stock prices.

                    In addition, unlike more widely-diversified mutual funds, the Portfolios are subject to industry risk, the possibility that a particular group of related stocks will decline in price due to industry-specific developments. Securities held by the Energy Portfolio will be influenced by cyclical fluctuations in the supply and demand for oil, as well as tax and regulatory policies, conservation trends, and international oil politics. The Gold & Precious Metals Portfolio will be subject to the highly volatile and often erratic markets for gold and precious metals and for the common stocks of mining companies. Investments relating to gold and precious metals or minerals are considered speculative, and are affected by a host of world-wide economic, financial and political factors. Stocks held by the Health Care Portfolio will be affected by government policies on health care reimbursements, regulatory approval for new drugs and
                    medical instruments, and similar matters.           PAGE 9

------------------------------------------------------------------------------
THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 95 distinct investment portfolios and total assets in excess of $370 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard funds, provides on an at-cost basis all corporate management, administrative, distribution, marketing and shareholder accounting services to the funds in the
                    Group.                                             PAGE 15

------------------------------------------------------------------------------
INVESTMENT
ADVISERS Wellington Management Company, LLP serves as investment adviser to the Energy and Health Care Portfolios. M&G Investment Management Limited serves as investment adviser
                    to the Gold & Precious Metals Portfolio.           PAGE 15

------------------------------------------------------------------------------
DIVIDENDS, CAPITAL
GAINS AND TAXES     Distributions of net investment income are expected to be
                    made annually for the Energy, Gold & Precious Metals, and
                    Health Care Portfolios. Capital gains, if any, will be
                    distributed annually. Dividend and capital gains
                    distributions are generally subject to federal, state and
                    local income taxes. Also, a sale of shares -- whether by
                    outright redemption or exchange -- is a taxable event and
                    may result in a capital gain or loss.             PAGE 18

------------------------------------------------------------------------------

PURCHASING
SHARES You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 per Portfolio; the minimum for subsequent investments is $100. There are no sales commissions or
                      12b-1 fees.                                        PAGE 21

--------------------------------------------------------------------------------
SELLING SHARES        You may redeem shares of each Portfolio by mail or by
                      telephone. The Energy, Gold & Precious Metals, and Health
                      Care Portfolios assess a 1% redemption fee on shares held
                      less than 12 months. Each Portfolio's share price is
                      expected to fluctuate, and at the time of redemption may
                      be more or less than at the time of initial purchase,
                      resulting in a gain or loss.                       PAGE 24


--------------------------------------------------------------------------------
EXCHANGING
SHARES You may exchange a Portfolio's shares for those of another Portfolio of the Fund or other available Vanguard Funds. An exchange from the Energy, Gold & Precious Metals, and Health Care Portfolios will be subject to a 1% redemption
                      fee on shares held for less than 12 months.        PAGE 26

--------------------------------------------------------------------------------
SPECIAL
CONSIDERATIONS        (1) Under normal circumstances, at least 80% of the assets of each Portfolio will be invested in equity securities
                      concentrated in a particular industry or group of
                      industries. As a result, a Portfolio of the Fund may be
                      subject to greater fluctuations in market value than a
                      mutual fund which invests in a more widely-diversified
                      group of stocks. Due to the specialized focus of the
                      individual Portfolios, an investment in a Portfolio should
                      not be considered a complete investment program.   PAGE  7

                      (2) The Gold & Precious Metals Portfolio may invest all of its assets in foreign securities, and each of the other Portfolios of the Fund may invest a portion of its assets in foreign securities. Each Portfolio may enter into forward foreign exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates, but not for speculative purposes. PAGE 11

                      (3) Each Portfolio may lend its securities.        PAGE 13
--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the respective
                      Portfolios. The expenses and fees set forth in the table are based upon expenses incurred in the fiscal year ended
                      January 31, 1998.



                                                                                          GOLD & PRECIOUS      HEALTH
                                                                               ENERGY          METALS           CARE
                                     SHAREHOLDER TRANSACTION EXPENSES         PORTFOLIO      PORTFOLIO        PORTFOLIO
                               -----------------------------------------------------------------------------------------
                               Sales Load Imposed on Purchases..............    None            None            None
                               Sales Load Imposed on Reinvested Dividends...    None            None            None
                               Redemption Fees*.............................       1%              1%              1%
                               Exchange Fees**..............................    None            None            None
                                *The 1% fee withheld from redemption proceeds of shares held for less than one year is paid to the Portfolio.
                               ** Exchanges will be treated as redemptions for purposes of imposing the redemption fees.



                                                                                          GOLD & PRECIOUS      HEALTH
                                                                               ENERGY          METALS           CARE
                                         ANNUAL OPERATING EXPENSES            PORTFOLIO      PORTFOLIO        PORTFOLIO
                               -----------------------------------------------------------------------------------------
                               Management & Administrative Expenses.........    0.25%           0.34%           0.27%
                               Investment Advisory Fees.....................    0.08            0.20            0.08
                               12b-1 Fees...................................    None            None            None
                               Other Expenses
                                 Distribution Costs.........................    0.02            0.03            0.02
                                 Miscellaneous Expenses.....................    0.03            0.05            0.03
                                                                              ---------   ------------       ----------
                               Total Other Expenses.........................    0.05%           0.08%           0.05%
                                                                              ---------   ------------       ----------
                                   TOTAL OPERATING EXPENSES.................    0.38%           0.62%           0.40%
                                                                              =========   ============       ==========



1% REDEMPTION FEE     The Energy, Gold & Precious Metals, and Health Care
                      Portfolios are intended for long-term investors who can withstand substantial price fluctuation. For this reason, the Portfolios assess a 1% redemption fee on shares that are redeemed or exchanged before they have been held for one year. Solely for purposes of calculating the one-year holding period, the Portfolio uses the "first-in, first-out" (FIFO) method. That is, the date of any redemption or exchange will be compared to the earliest purchase date. If this holding period is less than one year, the fee will be assessed. The fee will be prorated if a portion of the shares being redeemed or exchanged has been held for more than one year. Shares acquired through reinvested dividend or capital gain distributions are exempt from the fee.


                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. The 1% redemption fee is not included in the expenses because the time periods illustrated are one year or more.


                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                       ------   -------   -------   --------
                               Energy Portfolio......................    $4       $12       $21       $48
                               Gold & Precious Metals Portfolio......    $6       $20       $35       $77
                               Health Care Portfolio.................    $4       $13       $22       $51


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period have been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements which include this information was unqualified.
                      This information should be read in conjunction with the Fund's financial statements and notes thereto, which together with the remaining portions of the Fund's 1998
                      Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1998 Annual
                      Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1998 Annual
                      Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor
                      Information Department at 1-800-662-7447.



                                      -------------------------------------------------------------------------------------------
                                                                           ENERGY PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                      -------------------------------------------------------------------------------------------
                                       1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR...............................  $23.44   $17.19   $13.82   $15.77   $13.82   $12.73   $13.39   $14.94   $12.29   $10.22
                                       -----   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
 Net Investment Income..............     .32      .25      .27      .23      .31      .34      .42      .45      .38      .36
 Net Realized and Unrealized Gain
   (Loss) on Investments............     .57     6.64     3.68    (1.65)    3.31     1.29     (.24)    (.66)    3.20     2.08
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL FROM INVESTMENT
     OPERATIONS.....................     .89     6.89     3.95    (1.42)    3.62     1.63      .18     (.21)    3.58     2.44
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income................    (.32)    (.24)    (.28)    (.24)    (.29)    (.36)    (.42)    (.46)    (.36)    (.37)
 Distributions from Realized
   Capital Gains....................   (1.33)    (.40)    (.30)    (.29)   (1.38)    (.18)    (.42)    (.88)    (.57)      --
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL DISTRIBUTIONS..............   (1.65)    (.64)    (.58)    (.53)   (1.67)    (.54)    (.84)   (1.34)    (.93)    (.37)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........  $22.68   $23.44   $17.19   $13.82   $15.77   $13.82   $12.73   $13.39   $14.94   $12.29
=================================================================================================================================
TOTAL RETURN*.......................    3.80%   40.32%   28.68%   (9.15)%  27.31%   13.02%    1.27%   (1.64)%  28.98%   24.16%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions).........................  $1,090     $989     $505     $433     $339     $164     $124     $114      $80      $43
Ratio of Total Expenses to Average
 Net Assets.........................    0.38%   0.39%     0.51%    0.30%    0.17%    0.21%    0.30%    0.35%    0.38%    0.40%
Ratio of Net Investment Income to
 Average Net Assets.................    1.36%    1.36%    1.55%    1.66%    1.87%    2.47%    2.78%    3.24%    3.05%    3.07%
Portfolio Turnover Rate.............      19%      15%      21%      13%      41%      37%      42%      40%      44%      46%
Average Commission Rate Paid........  $.0508   $.0484      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A



  *Returns exclude 1% fee applied to shares redeemed or exchanged within one year of purchase.


--------------------------------------------------------------------------------

                                     --------------------------------------------------------------------------------------------
                                                                   GOLD & PRECIOUS METALS PORTFOLIO
                                     --------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                     --------------------------------------------------------------------------------------------
                                      1998      1997     1996     1995     1994     1993     1992     1991     1990     1989
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR..............................   $10.94   $14.07   $10.71   $13.58    $7.29    $9.41    $8.29   $12.49    $9.65    $9.35
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
 Net Investment Income.............      .14      .13      .17      .27      .20      .19      .24      .29      .27      .27
 Net Realized and Unrealized Gain
   (Loss) on Investments...........    (3.42)   (2.98)    3.36    (2.83)    6.30    (2.13)    1.13    (4.17)    2.91      .29
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL FROM INVESTMENT
     OPERATIONS....................    (3.28)   (2.85)    3.53    (2.56)    6.50    (1.94)    1.37    (3.88)    3.18      .56
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income...............     (.13)    (.21)    (.17)    (.31)    (.21)    (.18)    (.25)    (.32)    (.34)    (.26)
 Distributions from Realized
   Capital Gains...................       --     (.07)      --       --       --       --       --       --       --       --
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL DISTRIBUTIONS.............     (.13)    (.28)    (.17)    (.31)    (.21)    (.18)    (.25)    (.32)    (.34)    (.26)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......    $7.53   $10.94   $14.07   $10.71   $13.58    $7.29    $9.41    $8.29   $12.49    $9.65
=================================================================================================================================
TOTAL RETURN*......................   (29.85)  (20.51)%  33.24%  (19.20)%  89.24%  (20.58)%  16.67%  (31.21)%  33.38%    6.14%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions)........................     $327     $463     $648     $531     $613     $175     $178     $144     $223     $126
Ratio of Total Expenses to Average
 Net Assets........................     0.62%    0.50%    0.60%    0.25%    0.26%    0.36%    0.35%    0.42%    0.45%    0.48%
Ratio of Net Investment Income to
 Average Net Assets................     1.41%    1.07%    1.38%    2.04%    2.04%    2.50%    2.54%    2.78%    3.01%    2.67%
Portfolio Turnover Rate............       26%      19%       5%       4%      14%       2%       3%      10%      17%      18%
Average Commission Rate Paid.......   $.0117   $.0085      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
 *Returns exclude 1% fee applied to shares redeemed or exchanged within one year of purchase.



                                      -------------------------------------------------------------------------------------------
                                                                         HEALTH CARE PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                      -------------------------------------------------------------------------------------------
                                       1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR...............................  $60.65   $52.09   $37.01   $36.51   $32.66   $35.54   $27.32   $22.16   $19.46   $17.53

                                       -----   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
 Net Investment Income..............     .80      .71      .61      .55      .79      .70      .53      .52      .48      .36
 Net Realized and Unrealized Gain
   (Loss) on Investments............   15.49     9.88    16.06     2.83     5.79    (1.68)    8.75     6.03     3.43     3.20

                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL FROM INVESTMENT
     OPERATIONS.....................  $16.29    10.59    16.67     3.38     6.58     (.98)    9.28     6.55     3.91     3.56
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income................    (.78)    (.74)    (.57)    (.57)    (.76)    (.70)    (.53)    (.55)    (.49)    (.34)
 Distributions from Realized
   Capital Gains....................   (2.14)   (1.29)   (1.02)   (2.31)   (1.97)   (1.20)    (.53)    (.84)    (.72)   (1.29)

                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
   TOTAL DISTRIBUTIONS..............   (2.92)   (2.03)   (1.59)   (2.88)   (2.73)   (1.90)   (1.06)   (1.39)   (1.21)   (1.63)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........  $74.02   $60.65   $52.09   $37.01   $36.51   $32.66   $35.54   $27.32   $22.16   $19.46
=================================================================================================================================
TOTAL RETURN*.......................   27.37%   20.65%   45.47%    9.79%   21.21%   (2.92)%  33.97%   30.09%   20.22%   21.43%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions).........................  $4,720   $2,846   $1,654     $771     $638     $562     $553     $189      $76      $58
Ratio of Total Expenses to Average
 Net Assets.........................    0.40%    0.38%    0.46%    0.40%    0.19%    0.22%    0.30%    0.36%    0.39%    0.62%
Ratio of Net Investment Income to
 Average Net Assets.................    1.28%    1.41%    1.57%    1.58%    2.37%    2.06%    1.98%    2.54%    2.34%    1.85%
Portfolio Turnover Rate.............      10%       7%      13%      25%      19%      15%       7%      17%      28%      19%
Average Commission Rate Paid........  $.0516   $.0504      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
 *Returns exclude 1% fee applied to shares redeemed or exchanged within one year of purchase.

YIELD AND
TOTAL RETURN          From time to time a Portfolio may advertise its yield and
                      total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in a Portfolio's financial statements.

                      Also, the Portfolios may compare their performance to that of various stock market indices, including the Standard & Poor's 500 Index.
--------------------------------------------------------------------------------
INVESTMENT
OBJECTIVES
THE PORTFOLIOS SEEK
TO PROVIDE LONG-TERM
GROWTH                The Fund is an open-end diversified investment company.
                      The Portfolios invest primarily in common stocks and other equity securities concentrated in a particular industry or group of related industries.

                      The Energy, Gold & Precious Metals, and Health Care Portfolios seek to provide long-term capital appreciation. Although these three Portfolios may generate dividend income to a limited extent, current income will be secondary to these Portfolios' primary objective of achieving capital appreciation.

                      There is no assurance that any Portfolio will achieve its stated objective.

                      The investment objective of each Portfolio is fundamental
                      and so cannot be changed without the approval of a
                      majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------
INVESTMENT
POLICIES
EACH PORTFOLIO
CONCENTRATES ITS
INVESTMENTS IN A
PARTICULAR INDUSTRY   Under normal circumstances, the Energy, Gold & Precious
                      Metals, and Health Care Portfolios will each invest at least 80% of their net assets in the equity securities
                      (common stocks and securities convertible into common stocks) of companies in a particular industry or group of related industries. The Gold & Precious Metals Portfolio may also invest up to 20% of its assets in gold or other precious metal bullion and coins. A security will generally be considered appropriate for a given Portfolio if, as determined by the investment adviser, at least 50% of the company's assets, revenues or net income are related to or derived from the industry or industries designated for the Portfolio. The
                      Fund is managed without regard to tax ramifications.

                      The Energy and Health Care Portfolios of the Fund will invest primarily in securities that trade in U.S. markets. However, both of these Portfolios may invest up to 30% of their assets in foreign securities. The Gold & Precious Metals Portfolio may invest up to 100% of its assets in foreign securities. In order to protect against fluctuations in foreign exchange rates, each Portfolio may invest in forward foreign currency exchange contracts.

                      Besides investing primarily in equity securities, each Portfolio may hold certain short-term fixed income securities as cash reserves. Each Portfolio may also invest in stock futures contracts and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                      The specific investment policies of the three Portfolios are listed below:

                      The ENERGY PORTFOLIO invests in the equity securities of companies engaged in the following energy-related activities: the production, transmission, marketing, control or measurement of energy or energy fuels; the making of component products for such activities; energy research or experimentation; and activities related to energy conservation and pollution control. Such activities may involve newer sources of energy, such as geothermal, nuclear and solar power, as well as more traditional sources of energy, such as oil, natural gas and coal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, then companies in these new areas will also be considered for the Energy Portfolio. The Portfolio, however, will not purchase the securities of electric utility companies, although it may invest in natural gas distributors and natural gas pipeline concerns.

                      The GOLD & PRECIOUS METALS PORTFOLIO invests in the equity securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, or marketing and distribution of gold, silver, platinum, diamonds or other precious and rare metals and minerals. The Portfolio may also invest up to 20% of its assets directly in gold, silver or other precious metal bullion and coins.

                      Bullion and coins for the Gold & Precious Metals Portfolio will only be bought from and sold to banks (both U.S. and foreign), and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Gold, silver or other precious metal bullion will not be purchased in any form that is not readily marketable. Coins will not be purchased for their numismatic value and will not be considered for the Portfolio if they cannot be bought or sold in an active market. Any bullion or coins purchased by the Portfolio will be delivered to and stored with a qualified custodian bank in the U.S.

                      Investors should be aware that bullion and coins do not generate income, offering only the potential for capital appreciation or depreciation, and may subject the Portfolio to higher custody and transactions costs than those normally associated with the ownership of securities. Investments relating to gold and other precious metals or minerals are considered speculative. See "Investment Risks."

                      The HEALTH CARE PORTFOLIO invests in securities of companies engaged in the development, production or distribution of products and services related to the treatment or prevention of diseases and other medical infirmities. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; and companies that operate hospitals and other health care facilities. The Portfolio will also consider companies engaged in medical, diagnostic, biochemical, and biotechnological research and development.

                                                           *      *      *
                      The Fund is responsible for voting the shares of all securities it holds.

                      The investment policies of the Fund are not fundamental
                      and so may be changed by the Board of Directors without
                      shareholder approval. However, shareholders would be
                      notified prior to a material change in either.
--------------------------------------------------------------------------------
INVESTMENT
RISKS
EACH PORTFOLIO IS
SUBJECT TO MARKET AND
INDUSTRY RISK         As mutual funds specializing in specific industries or
                      groups of industries, the Portfolios of the Fund are subject primarily to two types of risk: market risk and industry risk. Since the Portfolios may invest in foreign securities, investors are also exposed to currency risk and other risks of international investing.


                      MARKET RISK is the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.9% for all 10-year periods from 1926 to 1997, as measured by the Standard & Poor's 500 Composite Stock Price Index. In contrast, the return on stocks in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices.


                      These fluctuations in stock market prices are expected to have a substantial influence on the value of each Portfolio. Moreover, the Energy, Gold & Precious Metals, and Health Care Portfolios are likely to exhibit greater volatility than the broad stock market, largely as a result of their industry-specific holdings and, in several of the Portfolios, an emphasis on the stocks of smaller companies.

                      In addition to stock market risk, each Portfolio is subject to INDUSTRY RISK -- i.e., the possibility that a particular group of related stocks will decline in price due to industry-specific developments. The special industry risks of the Energy Portfolio are that earnings and dividends of companies in the energy industry are greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies can fluctuate significantly over a short period due to changes in international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), relationships among OPEC members and between OPEC and oil-importing nations, energy conser-vation, the regulatory environment, governmental tax policies, and the economic growth and stability of the main energy-consuming countries.

                      The industry risks of the Gold & Precious Metals Portfolio include the sharp price volatility of gold and other precious metals and of mining company shares. Investments related to gold or other precious metals or minerals are considered speculative and are affected by a host of worldwide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods due to several factors: changes in inflation or expectations regarding inflation in various countries; currency fluctuations; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

                      Political and economic conditions in gold-producing countries may also have a direct effect on the mining and distribution of gold and, consequently, its price. At present, there are only five major producers of gold bullion. In order of magnitude, they are: South Africa, the United States, Australia, Canada, and Russia.


                      Events in South Africa are of particular importance since the Portfolio intends to invest a substantial portion of its assets in securities of South African mining companies (16% of the Portfolio's net assets as of January 31, 1998). In South Africa, the activities of gold-mining companies are subject to policies promulgated by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized agent for South African gold, influences the price and timing of sales of South African gold. The South African government has also from time to time imposed restrictions on the flow of international capital.


                      Political and social problems in South Africa may also pose certain risks to the Portfolio's investments in South African issuers. These include the effect of social and political unrest on mining production and gold prices, as well as the threat of nationalization or expropriation by the government of South Africa.

                      The special industry risks of the Health Care Portfolio are that the economic prospects of health care companies can fluctuate dramatically due to changes in the regulatory and competitive environment. A substantial portion of health care services are funded or subsidized by the government, and so changes in governmental policies at the federal or state level may affect the demand for health care products and services. Regulatory approvals, which often entail lengthy application and testing procedures, are generally required before new drugs and certain medical instrumentation may be introduced. Health care companies may face lawsuits related to product liability issues. Also, many products and services provided by health care companies are subject to rapid obsolescence.

THE PORTFOLIOS
ARE SUBJECT TO
MANAGER RISK          The investment advisers for the Portfolios manage each
                      Portfolio according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. MANAGER RISK refers to the possibility that each Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, each of the Portfolios may fail to achieve its stated objective.

FOREIGN SECURITIES
ENTAIL CURRENCY AND
OTHER RISKS           Since each Portfolio may invest in foreign securities,
                      investors in the Fund are also exposed to the unique risks of international investing. For U.S. investors, the returns of foreign securities are influenced by not only the returns on foreign common stocks themselves, but also by CURRENCY RISK -- i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar rises against foreign currencies, the returns on foreign stocks for a U.S.
                      investor are diminished. By contrast, in a period when the U.S. dollar declines, the returns on foreign stocks are enhanced.

                      Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; difficulty in obtaining and enforcing foreign court judgements; and potential restrictions on the flow of international capital.
--------------------------------------------------------------------------------
WHO SHOULD
INVEST The Fund is designed for investors who are seeking the potential rewards, and who are willing to accept the risks associated with equity investments concentrated in specific industries. Because of the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.


                      The Energy, Gold & Precious Metals, and Health Care Portfolios are intended for investors with substantial financial resources who have the perspective and patience to assume above-average interim investment risks in pursuit of long-term capital growth. Since many of the securities owned by these three Portfolios may be considered speculative in nature by traditional investment standards, substantially greater-than-average investment risk is involved. The share prices of these three Portfolios are expected to be volatile.


                      There can be no assurance that a Portfolio will achieve its stated objective. Shareholders will be exposed to the substantial risks inherent in equity investing.

                      Investors may wish to reduce the potential risk of investing in a Portfolio by purchasing shares on a periodic basis (dollar-cost averaging) rather than investing in one lump sum.

                      Since each Portfolio concentrates its holdings in a particular industry or group of industries, the Fund should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------
IMPLEMENTATION
OF POLICIES
EACH PORTFOLIO MAY
HOLD FOREIGN SECURITIES
                      Each Portfolio follows a number of investment practices in an effort to achieve its objective of long-term capital growth.

                      Each Portfolio may invest up to 30% of its assets, and the Gold & Precious Metals Portfolio may invest up to 100% of its assets, in foreign securities. Such a policy expands the investment opportunities available to the Portfolios and may result in improved diversification and performance.

                      All or a portion of the foreign securities purchased by a Portfolio may be in the form of American Depository Receipts (ADRs) or European Depository Receipts (EDRs). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the United States securities markets and EDRs are designed for trading in European securities markets.

EACH PORTFOLIO MAY
ENTER INTO FORWARD
CURRENCY CONTRACTS    Each Portfolio of the Fund may enter into forward foreign
                      currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. A
                      Portfolio may not enter into such contracts for speculative purposes.

                      A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of a Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED-INCOME
SECURITIES            Although they normally seek to remain substantially fully
                      invested in equity securities, the Portfolios of the Fund may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States
                      Government and its agencies or
                      instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                      The use of repurchase agreements involves certain risks, including the risk of losses caused by the default or insolvency of the other party to the agreement. However, each Portfolio expects that it can control this risk through careful evaluation of the creditworthiness of the other party to any repurchase agreement and careful monitoring procedures.

DERIVATIVE INVESTING  Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE FUND MAY INVEST
IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, a Portfolio of the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                      The Portfolios may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Portfolio's stock holdings.

FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options;
                      and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities.
                      The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain. However, a Portfolio will not use futures contracts or options for speculative purposes.

EACH PORTFOLIO MAY
LEND ITS SECURITIES   Each Portfolio may lend its securities on a short-term or
                      long-term basis to qualified institutional investors for the purpose of realizing additional income. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S.
                      Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

EACH PORTFOLIO MAY
BORROW MONEY          Each Portfolio may borrow money, subject to the limits set forth below, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO EXCEED
100% Although they generally seek to invest for the long term, the Portfolios of the Fund retain the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of each Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all the securities of a Portfolio were replaced within one year.

--------------------------------------------------------------------------------
INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           Each Portfolio has adopted limitations on some of its
                      investment policies. Some of these limitations are that a Portfolio will not:


                      (a) with respect to 75% of the value of its total assets,
                          invest more than 5% of its assets in the securities of any single company or purchase more than 10% of the voting securities of any issuer(except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).
                      (b) borrow money, except from banks (or through reverse
                          repurchase agreements) for temporary or emergency (not leveraging) purposes, and then not in an amount exceeding 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's net assets, the
                          Fund will not make any additional investments;
                      (c) purchase or otherwise acquire any security if, as a
                          result, more than 15% of its net assets would be
                          invested in securities that are illiquid; and
                      (d) make loans except (i) by purchasing bonds, debentures
                          or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and
                          (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's total assets.


                      A complete list of the Portfolios' investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT OF
THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total assets in excess of $370 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISERS              The Portfolios employ two external investment advisers.
                      Wellington Management Company, LLP serves as investment adviser to the Energy and Health Care Portfolios of the Fund. M&G Investment Management Limited serves as investment adviser to the Gold & Precious Metals Portfolio.

WELLINGTON
MANAGEMENT COMPANY,
LLP MANAGES
INVESTMENTS FOR THREE
PORTFOLIOS            Under an investment advisory agreement with the Fund,
                      Wellington Management Company, LLP ("WMC"), 75 State
                      Street, Boston, MA 02109, manages the investment and reinvestment of the assets of the Fund's Energy and Health
                      Care Portfolios and continuously reviews, supervises and administers each Portfolio's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


                      WMC is a professional investment advisory firm which globally provides services to investment companies, institutions and individuals. Among the clients of WMC are more than 14 of the investment companies of The Vanguard Group. As of January 31, 1998, WMC held discretionary management authority with respect to more than $177 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.


                      Ernst H. von Metzsch, Senior Vice President of WMC, serves as the portfolio manager of the Energy Portfolio. Mr. von Metzsch has been an investment professional with WMC since 1973. Edward P. Owens, Senior Vice President of WMC, serves as portfolio manager of the Health Care Portfolio. Mr. Owens has been an investment professional with WMC since 1974. Messrs. von Metzsch and Owens have served as portfolio managers of the Energy and Health Care Portfolios, respectively, since the Fund's inception in May 1984. WMC's portfolio managers are supported by research and other investment services provided by the professional staff of WMC.

                      Under the investment advisory agreement, the two Portfolios and the Fund's Utilities Income Portfolio, which is also advised by WMC, are required to pay WMC an aggregate fee at the end of the fiscal quarter, calculated by applying the following annual percentage rates to the average month-end net assets for the quarter of these three Portfolios:

                                                         NET ASSETS                RATE
                                             -----------------------------------  ------
                                             First $500 million                   0.150%
                                             Next $500 million                    0.125%
                                             Next $1 billion                      0.100%
                                             Next $1 billion                      0.075%
                                             Over $3 billion                      0.050%

                      In addition, once the advisory fee to WMC is calculated for the three Portfolios under this schedule, the total fee will be reduced in order that the advisory fee paid by the Utilities Income Portfolio does not exceed 0.08%.


                      The advisory fee is based on the total assets of the three Portfolios and is allocated, except as noted above, to each Portfolio based on the net assets of each. For the fiscal year ended January 31, 1998, the investment advisory fee represented an effective annual rate of .08 of 1% of average net assets for the Energy and Health Care Portfolios. These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.


M&G INVESTMENT
MANAGEMENT LTD.
MANAGES THE GOLD &
PRECIOUS METALS
PORTFOLIO             The Fund has also entered into an investment advisory
                      agreement with M&G Investment Management Limited ("M&G"),
                      3 Minster Court, Great Tower Street, London, England EC3R
                      7XH. Under that investment advisory agreement, M&G manages the investment and reinvestment of the assets of the Fund's Gold & Precious Metals Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. M&G discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

                      M&G is a wholly-owned subsidiary of the M&G Group Plc and is authorized to carry on investment business under English law by the Investment Management Regulatory Organisation Limited. The M&G Group, an independent group of companies, began providing investment advisory services to the public over 50 years ago, when they launched Great Britain's first unit trust (mutual fund). Today, the principal operating subsidiaries of the M&G Group manage funds for over 180 accounts, including individual investors, company pension plans and charitable foundations. In total, the M&G Group manages or advises over $28 billion in assets. Among these assets are two unit trusts that invest in the securities of gold and precious metals-related companies. Graham E. French, an Investment Manager of M&G and assistant portfolio manager of the Gold & Precious Metals Portfolio since 1991, was named portfolio manager of the Portfolio in December 1996. Mr. French took over responsibility for the Portfolio from David J. Hutchins, who had managed the Portfolio since January, 1987.


                      Under the investment advisory agreement dated December 1, 1996, the Gold & Precious Metals Portfolio pays M&G a fee at the end of each fiscal quarter, calculated by applying the following annual percentage rates to the average month-end net assets of the Portfolio for the quarter:

                                                          NET ASSETS                RATE
                                             -------------------------------------  ----
                                             First $100 million                     .30%
                                             Next $150 million                      .20%
                                             Next $250 million                      .15%
                                             Over $500 million                      .10%


                      For the fiscal year ended January 31, 1998, the investment advisory fee paid by the Gold & Precious Metals Portfolio represented an effective annual rate of .20 of 1% of average net assets.



                      The Fund has authorized WMC and M&G to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and are directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the advisers may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to advisers or the Fund. However, advisors will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE THREE PORTFOLIOS
PAY DIVIDENDS
ANNUALLY The Energy, Gold & Precious Metals, and Health Care Portfolios pay dividends annually. Capital gains distributions for all Portfolios, if any, are also made annually.

                      Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      Each Portfolio of the Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that each Portfolio will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by a Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources.


                      Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Portfolio held the securities. Capital gains distributions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year. A Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.


                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by a Portfolio.

THE GOLD & PRECIOUS
METALS PORTFOLIO MAY
"PASS THROUGH"
FOREIGN TAXES         The Gold & Precious Metals Portfolio may elect to "pass
                      through" to the Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. The
                      Portfolio will make such an election only if it deems it to be in the best interests of its shareholders.

                      If this election is made, shareholders of the Gold & Precious Metals Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes on their tax return.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION            A sale of shares of a Portfolio of the Fund is a taxable
                      event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.


                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.


                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------
THE SHARE PRICE OF
EACH PORTFOLIO        Each Portfolio's share price, or "net asset value" per
                      share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for trading.



                      Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                      Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.



                      Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



                      Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Portfolio is valued. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                      In determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.



                      Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                      The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds Group.

--------------------------------------------------------------------------------
GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 6,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such classes. Currently the Fund is offering five classes of shares.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Energy and Health Care Portfolios are held by State Street Bank and Trust Company, Boston, MA. All securities and cash for the Gold &

                      Precious Metals Portfolio are held by Chase Manhattan, New York, NY. CoreStates Bank, N.A., Philadelphia, PA, holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any material litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentations indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for each Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts, $500 minimum for an Education IRA). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement for IRAs, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts, or powers of attorney), please call us to determine which additional forms you may need.


                      The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock
                         investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.


                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.


IMPORTANT NOTE:
1% REDEMPTION FEE     Potential investors should note that a 1% redemption fee
                      is charged by the Energy, Gold & Precious Metals and Health Care Portfolios. This fee, which is paid to the Portfolios, applies to redemptions or exchanges from these Portfolios of shares held for less than 12 months.

ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account ($100 minimum), or Vanguard
                      Fund Express. Subsequent investments to Individual
                      Retirement Accounts may be made by mail ($100 minimum) or
                      exchange from another Vanguard Fund account. In some
                      instances, contributions may be made by wire or Vanguard
                      Fund Express. Please call us for more information on these options.
--------------------------------------------------------------------------------

                                                                            ADDITIONAL INVESTMENTS
                                NEW ACCOUNT                                 TO EXISTING ACCOUNTS
PURCHASING BY MAIL              Please include the amount of                Additional investments should
                                your initial investment and the             include the Invest-by-Mail
Complete and sign the           name of the Portfolio(s) you                remittance form attached to your
enclosed Account                have selected on the                        Fund confirmation statements.
Registration Form               registration form, make your                Please make your check payable
                                check payable to The Vanguard               to The Vanguard Group-(Portfolio
                                Group-(Portfolio Number) (see               Number) (see below), write your
                                below), and mail to:                        account number on your check
                                                                            and, using the return envelope
                                THE VANGUARD GROUP                          provided, mail to the address
                                P.O. BOX 2600                               indicated on the Invest-by-Mail
                                VALLEY FORGE, PA 19482-2600                 Form.
For express or                  THE VANGUARD GROUP                          All written requests should be
registered mail,                455 DEVON PARK DRIVE                        mailed to one of the addresses
send to:                        WAYNE, PA 19087-1815                        indicated for new accounts. Do
                                                                            not send registered or express
                                                                            mail to the post office box
                                                                            address.
                                Vanguard Specialized Portfolio
                                Numbers:
                                Energy Portfolio-51
                                Health Care Portfolio-52
                                Gold & Precious Metals
                                Portfolio-53


                      ----------------------------------------------------------


PURCHASING BY WIRE                                CORESTATES BANK, N.A.
                                                  ABA 031000011
Money should be                                   CORESTATES NO. 0101 9897
wired to:                                         ATTN: VANGUARD
                                                  VANGUARD SPECIALIZED PORTFOLIOS
BEFORE WIRING                                     PORTFOLIO NAME
                                                  ACCOUNT NUMBER
Please contact                                    ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)


                      To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement.
                      Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

                      ----------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open a new account or purchase additional shares
                      by making an exchange from an existing Vanguard account.
                      However, the Fund reserves the right to refuse any exchange purchase request. Call our Client Services
                      Department (1-800-662-2739). The new account will have the same registration as the existing account.

                      ----------------------------------------------------------

PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually or annually) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------


CHOOSING A
DISTRIBUTION
OPTION
                      You must select one of four distribution options:



                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividend and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.


                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.


                      3. CASH CAPITAL GAIN OPTION -- Your capital gains
                         distributions will be paid in cash and your dividends will be reinvested in additional Fund shares.



                      4. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.



                      You may change your option by calling our Client Service Department (1-800-662-2739).



                      If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.



                      In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

--------------------------------------------------------------------------------

TAX CAUTION
Investors should ask
about the timing of
capital gains and
dividend distributions
before investing
                      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.



                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual dividend and capital gains distribution normally occurs in December for the Energy, Gold & Precious Metals, and Health Care Portfolios. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ESTABLISHING OPTIONAL
SERVICES
                      The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form.

                      IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES
                      Share certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.


BROKER/DEALER
PURCHASES
                      If you purchase shares in Vanguard Funds through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge a service fee.



CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic once the trade request has been received in writing or by telephone.



ELECTRONIC
PROSPECTUS
DELIVERY
                      You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format through Vanguard's website at www.vanguard.com. For additional information please see "Other Vanguard Services -- Computer Access."

--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL BE
CREDITED Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the close of trading on the New York Stock Exchange (the "Exchange") generally 4:00 p.m. Eastern time, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.

                      The name of the U.S. correspondent bank must be printed on the face of the foreign check.
                      ----------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. (Please see "Important Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.



                      IMPORTANT NOTE: For investors in the Energy, Gold & Precious Metals, and Health Care Portfolios, a redemption fee amounting to 1% of the value of the shares redeemed will be deducted from the redemption proceeds of any shares held for less than one year. This fee is paid directly to the Portfolio.


                      ----------------------------------------------------------
SELLING BY MAIL       Requests should be mailed to THE VANGUARD GROUP, VANGUARD
                      SPECIALIZED PORTFOLIOS, P.O. BOX 1120, VALLEY FORGE, PA
                      19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard Specialized
                      Portfolios, 455 Devon Park Drive, Wayne, PA 19087-1815.)


                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                      ----------------------------------------------------------
DEFINITION OF
GOOD ORDER
                      GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.

                      5. Other supporting legal documentation that may be
                         required, in the case of estates, corporations, trusts, and certain other accounts.

                      6. Any certificates you are holding for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.

                      ----------------------------------------------------------
SELLING BY
TELEPHONE
                      To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."

                      ----------------------------------------------------------
SELLING BY FUND
EXPRESS
Automatic Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your
                      Vanguard Fund account to your bank account according to
                      the schedule you have selected. The Special Redemption
                      option lets you move money from your Vanguard account to
                      your bank account on an "as needed"
                      basis. To establish these Fund Express options, please
                      provide the appropriate information on the Account
                      Registration Form. We will send you a confirmation of your
                      Fund Express service; please wait two weeks before using
                      the service.
                      ----------------------------------------------------------
SELLING BY EXCHANGE   You may sell shares by making an exchange into another
                      Vanguard Fund account. Please see "Exchanging Your Shares"
                      for details.
                      ----------------------------------------------------------
IMPORTANT REDEMPTION
INFORMATION
                      Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.

                      ----------------------------------------------------------
DELIVERY OF
REDEMPTION
PROCEEDS
                      Redemption requests received by telephone prior to the close of trading on the Exchange are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.


                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be
                      detrimental to the best interests of the Fund's remaining
                      shareholders to make payment in cash, the Fund may pay
                      redemption proceeds in whole or in part by a distribution
                      in kind of readily marketable securities.
                      ----------------------------------------------------------
VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.

                      ----------------------------------------------------------
LOW BALANCE FEE
AND MINIMUM
ACCOUNT BALANCE
REQUIREMENT           Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee in either June or December from non-retirement accounts with balances falling below $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate
                      Vanguard assets exceed $50,000.

                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------
EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard Specialized Portfolios for those of other available Vanguard Funds.

                      IMPORTANT NOTE: For investors in the Energy, Gold & Precious Metals and Health Care Portfolios, a redemption fee amounting to 1% of the value of the shares exchanged will be deducted from the exchange proceeds if shares held for less than one year are exchanged. This fee is paid directly to the Portfolio.


EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Portfolio name, account number, Social Security number or employer identification number listed on the account and exact name and address in which the account is registered.
                      Only the registered shareholder or his or her pre-authorized representative may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the Exchange are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES FOR NON-RETIREMENT
                      INVESTMENTS ARE NOT ACCEPTED INTO OR FROM VANGUARD INDEX
                      TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD
                      INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX
                      PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, AND
                      VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as
                      Vanguard Quantitative Portfolio). If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard, provided the request is received in Good Order.



EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to THE VANGUARD GROUP, VANGUARD SPECIALIZED PORTFOLIOS, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard
                      Specialized Portfolios, 455 Devon Park Drive, Wayne, PA
                      19087-1815.)



EXCHANGING ONLINE     You may use your personal computer to exchange shares of
                      most Vanguard funds by accessing our website
                      (www.vanguard.com). To establish this service on your account, you must first register through the website. We will then send to you by mail, an account access password that will enable you to make on-line exchanges.



                      The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL

                      EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolio). These funds do permit online exchanges within IRAs and other retirement accounts.

                      ----------------------------------------------------------
IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.


                      - Exchanges by telephone are accepted only if the
                        registrations and the taxpayer identification numbers of the two accounts are identical.



                      - To exchange into an account with a different
                        registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.


                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.


                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.


                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received the required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.


                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.


                      The Fund's exchange privilege is only available in states
                      in which the shares of the Fund are registered for sale.
                      The Fund's shares are currently registered for sale in all
                      50 states and the Fund intends to maintain such
                      registration.
--------------------------------------------------------------------------------
EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.


                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio of the Fund during any twelve-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard Funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard Portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.


--------------------------------------------------------------------------------
IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire or Fund
                      Express redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.


                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------
TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: THE VANGUARD GROUP, ATTENTION: TRANSFER
                      DEPARTMENT, P.O. BOX 1110, VALLEY FORGE, PA 19482-1110.
                      The request must be in Good Order. TO REQUEST A TRANSFER
                      FORM AND FULL INSTRUCTIONS PLEASE CALL OUR CLIENT SERVICES
                      DEPARTMENT (1- 800-662-2739).

--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end. To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE
                      With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS
                      Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.


VANGUARD DIVIDEND
EXPRESS
                      Vanguard's Dividend Express allows you to transfer your dividend and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.


VANGUARD
TELE-ACCOUNT(R)
                      Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).

COMPUTER ACCESS


VANGUARD ONLINE
www.vanguard.com      Use your personal computer to learn more about Vanguard's
                      funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy;
                      initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.



                      Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

--------------------------------------------------------------------------------

                     [This page intentionally left blank.]

                    [Vanguard Specialized Portfolios Logo]

                    -----------------------------------------------

                    THE VANGUARD GROUP

                    P.O. Box 2600

                    Valley Forge, PA 19482

                    INVESTOR INFORMATION
                     DEPARTMENT:
                    1-800-662-7447 (SHIP)

                    CLIENT SERVICES
                     DEPARTMENT:
                    1-800-662-2739 (CREW)

                    TELE-ACCOUNT FOR
                     24-HOUR ACCESS:
                    1-800-662-6273 (ON BOARD)

                    TELECOMMUNICATION SERVICE
                     FOR THE HEARING IMPAIRED:
                    1-800-662-2738

                    TRANSFER AGENT:
                    The Vanguard Group, Inc.

                    P.O. Box 2600

                    Valley Forge, PA 19482

                                                                   [Flag Logo]

                                        [Vanguard Specialized Portfolios Logo]
                                            P   R   O  S  P  E  C  T  U  S


                                                     MAY 22, 1998


                                               [Vanguard Group Logo]
     P051

------------------------------------------------------------------------------

================================================================================

[Vanguard Specialized Portfolios - Utilities Income Portfolio]
                                                  A Member of The Vanguard Group
================================================================================


PROSPECTUS -- MAY 22, 1998

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Specialized Portfolios, Inc. (the "Fund") is an
                      open-end diversified investment company which consists of
                      five Portfolios. This prospectus relates only to the
                      Utilities Income Portfolio (the "Portfolio"). The
                      objective of the Portfolio is to provide current income
                      and moderate growth of capital and income. The Portfolio
                      invests primarily in common stocks and bonds of utilities
                      companies. Given its specialized focus, the Portfolio
                      should not be considered a complete investment program.
                      There is no assurance that the Portfolio will achieve its
                      stated objective. Shares of the Fund are neither insured
                      nor guaranteed by any agency of the U.S. Government,
                      including the FDIC.
--------------------------------------------------------------------------------
OPENING AN
ACCOUNT               To open a regular (non-retirement) account, please
                      complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual
                      Retirement Account (IRA), please use a Vanguard IRA
                      Adoption Agreement, to obtain a copy of this form, call
                      1-800-662-7447 Monday through Friday, from 8:00 a.m. to 9:00 p.m. (Eastern time), and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors
                      Act accounts. The Portfolio is offered on a no-load basis
                      (i.e., there are no sales commissions or 12b-1 fees).
                      However, the Portfolio incurs expenses for investment advisory, management, administrative and distribution services.

--------------------------------------------------------------------------------
ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Portfolio before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. Such
                      Statement is dated May 22, 1998, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolio, by calling the Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website
                      (www.sec.gov).

--------------------------------------------------------------------------------
TABLE OF CONTENTS


Page                                     Page                                         Page
Portfolio Expenses................ 2     Who Should Invest ..................  7      SHAREHOLDER GUIDE
Financial Highlights ............. 2     Implementation of Policies  ........  7      Opening an Account and
Yield and Total Return ........... 3     Investment Limitations ............. 10        Purchasing Shares ............... 16
          FUND INFORMATION               Management of the Portfolio ........ 11      When Your Account Will
Investment Objective.............. 4     Investment Adviser ................. 11        Be Credited ..................... 19
Investment Policies .............. 4     Dividends, Capital Gains                     Selling Your Shares ............... 19
Investment Risks  ................ 4       and Taxes ........................ 13      Exchanging Your Shares ............ 21
                                         The Share Price of the Portfolio ... 14      Important Information About
                                         General Information ................ 15        Telephone Transactions .......... 23
                                                                                      Transferring Registration ......... 24
                                                                                      Other Vanguard Services ........... 24






--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Portfolio. The expenses and fees set forth below are based upon expenses incurred in the fiscal year ended January 31, 1998.



                                                     SHAREHOLDER TRANSACTION EXPENSES
                               -----------------------------------------------------------------------------
                               Sales Load Imposed on Purchases.............................             None
                               Sales Load Imposed on Reinvested Dividends..................             None
                               Redemption Fees.............................................             None
                               Exchange Fees...............................................             None
                                                         ANNUAL OPERATING EXPENSES
                               -----------------------------------------------------------------------------
                               Management & Administrative Expenses........................             0.32%
                               Investment Advisory Fees....................................             0.08%
                               12b-1 Fees..................................................             None
                               Other Expenses
                                 Distribution Costs........................................    0.02%
                                 Miscellaneous Expenses....................................    0.02%
                                                                                               ----
                               Total Other Expenses........................................             0.64%
                                                                                                       -----
                                        TOTAL OPERATING EXPENSES...........................             0.44%
                                                                                                       =====
                                The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.
                                The following example illustrates the expenses that you
                                would incur on a $1,000 investment over various periods,
                                assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.



  1 YEAR          3 YEARS         5 YEARS         10 YEARS
  -------         -------         -------         --------
    $5              $14             $25             $55
                                THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
                                PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY
                                BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, have been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements which include this information was unqualified.
                      This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1998
                      Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1998 Annual
                      Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1998 Annual
                      Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor
                      Information Department at 1-800-662-7447.

                                           ------------------------------------------------------------------
                                                               UTILITIES INCOME PORTFOLIO
                                           ------------------------------------------------------------------
                                                       YEAR ENDED JANUARY 31,               MAY 15, 1992+, TO
                                            1998     1997      1996      1995      1994       JAN. 31, 1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....  $12.93    $12.84    $10.42    $11.67    $11.18         $10.00
                                           ------   -------   -------   -------   -------         ------
INVESTMENT OPERATIONS
  Net Investment Income..................     .58       .58       .56       .56       .57            .41
  Net Realized and Unrealized Gain (Loss)
    on Investments.......................    2.32       .09      2.42     (1.10)      .88           1.03
                                           ------    ------    ------    ------    ------          -----
    TOTAL FROM INVESTMENT OPERATIONS.....    2.90       .67      2.98      (.54)     1.45           1.44
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income...    (.60)     (.56)     (.56)     (.59)     (.56)          (.24)
  Distributions from Realized Capital
    Gains................................    (.26)     (.02)       --      (.12)     (.40)          (.02)
                                           ------    ------    ------    ------    ------          -----
    TOTAL DISTRIBUTIONS..................    (.86)     (.58)     (.56)     (.71)     (.96)          (.26)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........  $14.97    $12.93    $12.84    $10.42    $11.67         $11.18
=============================================================================================================
TOTAL RETURN.............................   23.17%     5.51%    29.47%    (4.47)%   13.08%         14.51%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).....    $699      $644      $781      $593      $738           $361
Ratio of Total Expenses to Average Net
  Assets.................................    0.44%     0.40%     0.44%     0.50%     0.42%          0.45%*
Ratio of Net Investment Income to Average
  Net Assets.............................    4.30%     4.63%     4.88%     5.43%     4.82%          4.70%*
Portfolio Turnover Rate..................      41%       38%       35%       35%       46%            20%
Average Commission Rate Paid.............  $.0583    $.0568       N/A       N/A       N/A            N/A
  *  Annualized
  +  Commencement of operations.


--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Portfolio's financial statements.

                      Also, the Portfolio may compare its performance to that of various stock market indices, including the Standard &
                      Poor's 500 Index and the Standard & Poor's Utility Index.
--------------------------------------------------------------------------------
INVESTMENT
OBJECTIVE
THE PORTFOLIO SEEKS
CURRENT INCOME        The primary objective of the Portfolio is to provide
                      current income. Its secondary objective is to provide moderate growth of capital and income. There can be no assurance that the Portfolio will achieve its stated objective. The Portfolio is one of five Portfolios of Vanguard Specialized Portfolios, Inc. (the "Fund").

                      The investment objective of the Portfolio is fundamental and so cannot be changed without the approval of a majority of the Portfolio's shareholders.

--------------------------------------------------------------------------------
INVESTMENT
POLICIES
THE PORTFOLIO INVESTS
IN UTILITY STOCKS AND
BONDS Under normal circumstances, the Portfolio will invest at least 75% of its assets in equity securities of companies in the utilities industries. The remainder of the Portfolio's assets will be invested in utility bonds rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc. The Portfolio may also invest in bonds issued by multi-national entities, foreign governments, their agencies and instrumentalities and companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and be rated A or better. Because of its emphasis on higher-yielding utility stocks and its holdings of utility bonds, the Portfolio is expected to offer a dividend yield well above the stock market average. The Portfolio is managed without regard to tax ramifications.



FOREIGN SECURITIES    The Portfolio will invest primarily in securities that
                      trade in U.S. markets. The Portfolio may invest up to 30% of its equity assets in foreign securities. In order to protect against fluctuations in foreign exchange rates, the Portfolio may invest in forward foreign currency exchange contracts.


                      Besides investing primarily in equity securities, the Portfolio may hold certain short-term fixed income securities as cash reserves. The Portfolio may also invest in stock futures contracts and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                      The Portfolio is responsible for voting the shares of all securities it holds.

                      The investment policies of the Portfolio are not
                      fundamental and so may be changed by the Board of
                      Directors without shareholder approval. However,
                      shareholders would be notified prior to a material change
                      in either.
--------------------------------------------------------------------------------
INVESTMENT RISKS      As a mutual fund specializing in utility stocks and bonds, the Portfolio is subject primarily to four types of risk:
                      stock market risk, interest rate risk, industry risk, and manager risk. Since the Portfolio may invest in foreign securities, investors are also exposed to currency risk and other risks of international investing.


MARKET RISK MAY BE
SUBSTANTIAL           MARKET RISK is the possibility that stock prices in
                      general will decline over short or even extended periods.
                      The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.9% for all 10-year periods from 1926 to 1997, as measured by the

                      Standard & Poor's 500 Composite Stock Price Index. In contrast, the return on stocks in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices.

                      However, the Portfolio is expected to exhibit somewhat less volatility than the stock market as a whole. Historically, utility stocks have been one of the least volatile sectors of the stock market (when measured by such statistics as standard deviation of returns or industry "beta"). Moreover, the Portfolio's investment in utility bonds is expected to further dampen the stock market's influence on the Portfolio.

INTEREST RATE RISK MAY
BE SUBSTANTIAL        In addition to stock market risk, utility stocks and bonds are also subject to INTEREST RATE RISK -- price fluctuations due to changing market interest rates. In general, fixed-income investments, such as bonds, vary inversely with interest rates, falling in price when interest rates rise, and rising in price when interest rates fall. Utility stocks, more so than other stock market sectors, are often influenced by these trends in interest rates, rather than price movements in the stock market. At the same time, the Portfolio's bond holdings are subject to interest rate risk. This combination of interest rate-sensitive stocks and bonds means that the Portfolio may at times move in tandem with the bond market, rising and falling as interest rates change, independent of the stock market.

INVESTORS ARE EXPOSED
TO INDUSTRY RISK      In addition to stock market and interest rate risk, the
                      Portfolio is subject to INDUSTRY RISK -- i.e., the possibility that a particular group of related stocks will decline in price due to industry-specific developments.

                      Changing regulation constitutes one of the key industry specific risks for the Portfolio. Regulators (largely at the state level) monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities may also restrict a company's access to new markets, thereby diminishing the firm's long-term prospects. Individual sectors of the utility market are subject to the following additional risks:

                      - Electric utilities may be burdened by unexpected
                        increases in fuel and other operating costs. They are also adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, electric utilities are being called upon by regulators to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.


                      - Telephone utilities have been affected by technological
                        development leading to increased competition, as well as changing regulation of long-distance telephone service and other telecommunications businesses. While certain companies have benefitted from the new competitive climate, others have not, and increased competition in the future may hinder the growth of more traditionally-oriented telephone companies.

                      - Among gas transmission and distribution companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, with little potential for growth.

THE PORTFOLIO IS
SUBJECT TO MANAGER
RISK In addition to the risks described above, the Portfolio is subject to MANAGER RISK. The investment adviser manages the Portfolio according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that the Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, the Portfolio may fail to achieve its stated objective.

FOREIGN SECURITIES
ENTAIL CURRENCY AND
OTHER RISKS           Since the Portfolio may invest in foreign securities,
                      investors are also exposed to the unique risks of international investing. For U.S. investors, the returns of foreign securities are influenced by not only the returns on foreign common stocks themselves, but also by CURRENCY RISK -- i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar rises against foreign currencies, the returns on foreign stocks for a U.S.
                      investor are diminished. By contrast, in a period when the U.S. dollar declines, the returns on foreign stocks are enhanced.

                      Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; difficulty in obtaining and enforcing foreign court judgments; and potential restrictions on the flow of international capital.


YIELDS AND
RETURNS RELATIVE
TO THE BROAD STOCK
MARKET WILL VARY      Investors in the Portfolio should be aware that while
                      utility stocks have historically provided above-average dividend yields, there is no guarantee that they will continue to do so in the future. For example, as of January 31, 1998, the Standard & Poor's Utility Index, which includes electric, gas and water utilities, provided a current yield of 4.6%, and the Standard & Poor's
                      Telephone Index, which is comprised of telephone utilities, provided a current yield of 3.0%. In contrast, the broad stock market (as measured by the Standard &
                      Poor's 500 Index) yielded 1.6%. Many of the risks enumerated above have made it increasingly difficult for utility companies to sustain such generous dividend pay-outs, and future dividend yields of the utility sector could decline.


                      Similarly, while utilities stocks may outperform the broad stock market for certain periods, investors should not anticipate long-term outperformance by utilities securities because of their generally limited growth prospects.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST
INVESTORS SEEKING AN
INCOME-ORIENTED STOCK
INVESTMENT            The Utilities Income Portfolio is designed for investors
                      who are seeking a more conservative, income-oriented stock market investment. The Portfolio is likely to offer higher dividend yields than the stock market average, with substantially lower volatility in share price. The
                      Portfolio may also offer modest growth in income and capital over time. Nonetheless, because utility stock and bond prices will fluctuate, sometimes substantially, investors should be willing to accept moderate to high fluctuations in principal value. Because of the risks associated with common stock and bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term common stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio shareholders. In order to minimize such costs the Portfolio has adopted the following policies.
                      The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section
                      "Exchange Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.

                      There can be no assurance that the Portfolio will achieve its stated objective. Shareholders will be exposed to the substantial risks inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Portfolio by purchasing shares on a periodic basis (dollar-cost averaging) rather than investing in one lump sum.

                      Since the Portfolio concentrates its holdings in equity securities of companies in the utilities industry, the Portfolio should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------
IMPLEMENTATION OF
POLICIES The Portfolio follows a number of investment practices in an effort to achieve its objective of long-term capital growth.

THE PORTFOLIO INVESTS
IN A RANGE OF UTILITY
STOCKS AND BONDS      The Portfolio invests in equity and debt securities of
                      companies engaged in the generation, transmission, or distribution of electricity, telecommunications, gas, or water. Such investments will be selected on the basis of fundamental analysis to identify those securities that the adviser believes will provide both current income and the potential for growth in income and capital over time.


                      The Portfolio's primary investments will be drawn from two sectors of the stock market: utilities and telephones. (Prior to mid-1996, these sectors were combined within the utility sector of the Standard & Poor's 500 Composite Stock Index.) The market for utility bonds is dominated by telephone and electric utility issuers. For example, as of January 31, 1998, telephone company bonds represented 44% of the outstanding utility bonds rated Baa or better (measured in terms of market value by the Lehman Brothers Investment Grade Utility Bond Index). Electric utility issues accounted for 28% of Baa-or-better utility bonds, while gas, water and other utilities represented the remaining 28%.


                      Historically, utilities have been subject to strict regulatory oversight. However, in recent years, changes in the regulatory climate have allowed utilities to provide products and services outside their traditional geographic areas, leading to increased competition and expanded prospects for growth. The Portfolio seeks to take advantage of favorable opportunities that are expected to arise from these structural changes in regulation.

THE PORTFOLIO MAY
HOLD FOREIGN
SECURITIES            The Portfolio may invest up to 30% of its equity assets in foreign securities. Such a policy expands the investment opportunities available to the Portfolio and may result in improved diversification and performance.

                      All or a portion of the foreign securities purchased by the Portfolio may be in the form of American Depository Receipts (ADRs) or European Depository Receipts (EDRs). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the United States securities markets and EDRs are designed for trading in European securities markets.

THE PORTFOLIO MAY
ENTER INTO FORWARD
CURRENCY CONTRACTS    The Portfolio may enter into forward foreign currency
                      exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. The Portfolio may not enter into such contracts for speculative purposes.

                      A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

THE PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED INCOME
SECURITIES            The Portfolio may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                      The use of repurchase agreements involves certain risks, including the risk of losses caused by the default or insolvency of the other party to the agreement. However, the Portfolio expects that it can control this risk through careful evaluation of the creditworthiness of the other party to any repurchase agreement and careful monitoring procedures.

DERIVATIVE INVESTING  Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE FUND MAY INVEST
IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, a Portfolio of the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies; to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                      The Portfolio may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Portfolio's stock holdings.

FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options;
                      and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities.
                      The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain. However, the Portfolio will not use futures contracts or options for speculative purposes.

THE PORTFOLIO MAY
LEND ITS SECURITIES   The Portfolio may lend its investment securities on a
                      short-term or long-term basis to qualified institutional investors for the purpose of realizing additional income.
                      With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by the

                      Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

THE PORTFOLIO MAY
BORROW MONEY          The Portfolio may borrow money, subject to the limits set
                      forth below, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Portfolio will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities held by the Portfolio were replaced within one year.

--------------------------------------------------------------------------------
INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           The Portfolio has adopted limitations on some of its
                      investment policies. Some of these limitations are that the Portfolio will not:


                      (a) with respect to 75% of the value of its total assets,
                          invest more than 5% of its assets in the securities of any single company or purchase more than 10% of the voting securities of any issuer (except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);
                      (b) borrow money, except from banks (or through reverse
                          repurchase agreements) for temporary or emergency (not leveraging) purposes, and then not in an amount exceeding 15% of the value of the Portfolio's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;
                      (c) engage in the business of underwriting securities
                          issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;
                      (d) purchase or otherwise acquire any security if, as a
                          result, more than 15% of its net assets would be
                          invested in securities that are illiquid; and
                      (e) make loans except (i) by purchasing bonds, debentures
                          or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and
                          (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's total assets.


                      A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT OF
THE PORTFOLIO
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
PORTFOLIO             The Portfolio is one of five Portfolios of Vanguard
                      Specialized Portfolios, Inc. (the "Fund"), a member of The
                      Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total assets in excess of $370 billion. Through their jointly-owned subsidiary, The
                      Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage the day-to-day operations of the Fund and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Portfolio and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to
                      the funds. The funds are available on a no-load basis
                      (i.e., there are no sales commissions or 12b-1 fees).
                      However, each fund bears its share of the Group's
                      distribution costs.
--------------------------------------------------------------------------------
INVESTMENT
ADVISER
WELLINGTON
MANAGEMENT
COMPANY, LLP
MANAGES INVESTMENTS
FOR THE PORTFOLIO     Under an investment advisory agreement with the Fund,
                      Wellington Management Company, LLP ("WMC"), 75 State
                      Street, Boston, MA 02109, manages the investment and reinvestment of the assets of the Utilities Income
                      Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


                      WMC is a professional investment advisory firm which globally provides services to investment companies, institutions and individuals. Among the clients of WMC are more than 14 of the investment companies of The Vanguard Group. As of January 31, 1998, WMC held discretionary management authority with respect to more than $177 billion of assets. WMC and its predecessor organizations have provided advisory services to investment companies since 1928 and to investment counseling clients since 1960.


                      Mark J. Beckwith, Vice President of WMC, is portfolio manager of the Utilities Income Portfolio. Mr. Beckwith, who has served on the Portfolio's investment team since 1995, has more than ten years investment experience. Prior to joining WMC in 1995, Mr. Beckwith was an electric utility analyst and assistant portfolio manager at Silcap Inc./Taylor & Co. since 1989. Mr. Beckwith is assisted by Earl E. McEvoy, Senior Vice President of WMC, who manages the Portfolio's fixed-income investments. Mr. McEvoy has served as portfolio manager of the Utilities Income Portfolio since April 1997, and has been an investment professional with WMC since 1979. WMC's portfolio managers are supported by research and other investment services provided by the professional staff of WMC.


                      Under the Fund's investment advisory agreement, the fee paid to WMC is based on the total assets of the Utilities Income Portfolio and the total assets of two other Portfolios of Vanguard Specialized Portfolios, Inc. managed by WMC (the Energy and Health Care Portfolios). The three Portfolios are required to pay WMC an aggregate fee at the end of the fiscal quarter, calculated by applying the following annual percentage rates to the average month-end net assets for the quarter of the three
                      Portfolios:

                                                NET ASSETS                            RATE
                                                -------------------                  ------
                                                First $500 million                   0.150%
                                                Next $500 million                    0.125%
                                                Next $1 billion                      0.100%
                                                Next $1 billion                      0.075%
                                                Over $3 billion                      0.050%

                      In addition, once the advisory fee to WMC is calculated for the three Portfolios under this schedule, the total fee will be reduced in order that the advisory fee paid by the Utilities Income Portfolio does not exceed 0.08%.


                      The advisory fee is based on the total assets for the three Portfolios and is allocated, except as noted above, to each Portfolio based on the net assets of each. For the fiscal year ended January 31, 1998, the investment advisory fee represented an effective annual rate of .08 of 1% of average net assets for the Utilities Income Portfolio.



                      The Fund has authorized WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.



                      The Portfolio's Board of Directors may, without the
                      approval of shareholders, provide for: (a) the employment
                      of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an
                      existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the
                      continued employment of an existing adviser on the same
                      advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such
                      change will only be made upon not less than 30 days' prior written notice to shareholders of the Portfolio which
                      shall include substantially the information concerning the adviser that would have normally been included in a proxy
                      statement.
--------------------------------------------------------------------------------
DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE UTILITIES INCOME
PORTFOLIO PAYS
QUARTERLY DIVIDENDS   The Utilities Income Portfolio pays dividends consisting
                      of ordinary income on a quarterly basis. Capital gains distributions, if any, are made annually.

                      Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that the Portfolio will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources.


                      Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Portfolio held the securities. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.


                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION            A sale of shares of the Portfolio is a taxable event and
                      may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.


                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.


                      The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------
THE SHARE PRICE
OF THE PORTFOLIO      Each Portfolio's share price, or "net asset value" per
                      share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for trading.



                      Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.



                      Short term instruments (those with acquired remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                      Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



                      Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

--------------------------------------------------------------------------------
GENERAL
INFORMATION           The Portfolio is one of five Portfolios of Vanguard
                      Specialized Portfolios, Inc. (the "Fund"). The Fund is a
                      Maryland corporation. The Articles of Incorporation permit the Directors to issue 6,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such classes.
                      Currently the Fund is offering five classes of shares.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Utilities Income Portfolio are held by State Street Bank and Trust Company, Boston, MA. Core States Bank, N.A., Philadelphia, PA, holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any material litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for the Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts; $500 minimum for an Education IRA). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement for IRAs, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Portfolio, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts, or powers of attorney), please call us to determine which additional forms you may need.


                      The Portfolio's shares are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock and
                         bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.


                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.


ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account ($100 minimum), or Vanguard
                      Fund Express. Subsequent investments to Individual
                      Retirement Accounts may be made by mail ($100 minimum) or
                      exchange from another Vanguard Fund account. In some
                      instances, contributions may be made by wire or Vanguard
                      Fund Express. Please call us for more information on these options.
--------------------------------------------------------------------------------

                                                                            ADDITIONAL INVESTMENTS
                                NEW ACCOUNT                                 TO EXISTING ACCOUNTS
PURCHASING BY MAIL              Please include the amount of                Additional investments should
                                your initial investment on the              include the Invest-by-Mail
Complete and sign the           registration form, make your                remittance form attached to your
enclosed Account                check payable to The Vanguard               Fund confirmation statements.
Registration Form               Group - 57, and mail to:                    Please make your check payable
                                                                            to The Vanguard Group - 57,
                                THE VANGUARD GROUP                          write your account number on
                                P.O. BOX 2600                               your check and, using the return
                                VALLEY FORGE, PA 19482-2600                 envelope provided, mail to the
                                                                            address indicated on the In-
                                                                            vest-by-Mail Form.
For express or                  THE VANGUARD GROUP                          All written requests should be
registered mail,                455 DEVON PARK DRIVE                        mailed to one of the addresses
send to:                        WAYNE, PA 19087-1815                        indicated for new accounts. Do
                                                                            not send registered or express
                                                                            mail to the post office box
                                                                            address.
                                ----------------------------------------------------------------------------



PURCHASING BY WIRE
Money should be
wired to:
BEFORE WIRING
Please contact
Client Services
(1-800-662-2739)                  CORESTATES BANK, N.A.
                                  ABA 031000011
                                  CORESTATES NO. 0101 9897
                                  ATTN: VANGUARD
                                  VANGUARD SPECIALIZED PORTFOLIOS
                                  UTILITIES INCOME PORTFOLIO
                                  ACCOUNT NUMBER
                                  ACCOUNT REGISTRATION


                      To ensure proper receipt, please be sure your bank
                      includes the Portfolio name, the account number Vanguard
                      has assigned to you and the eight-digit CoreStates number.
                      If you are opening a new account, please complete the
                      Account Registration Form and mail it to the "New Account"
                      address above after completing your wire arrangement.
                      NOTE: Federal Funds wire purchase orders will be accepted
                      only when the Fund and Custodian Bank are open for
                      business.
--------------------------------------------------------------------------------
PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open a new account or purchase additional shares
                      by making an exchange from an existing Vanguard account.
                      However, the Portfolio reserves the right to refuse any
                      exchange purchase request. Call our Client Services
                      Department (1-800-662-2739). The new account will have the same registration as the existing account.
--------------------------------------------------------------------------------
PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic
                      Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule
                      (monthly, bimonthly [every other month], quarterly, semi-annually or annually) you select. To establish these

                      Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.

--------------------------------------------------------------------------------
CHOOSING A


DISTRIBUTION


OPTION                You must select one of four distribution options:



                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividend and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.


                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.


                      3.



                      4. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.



                      You may change your option by calling our Client Services Department (1-800-662-2739).



                      If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.



                      In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.


--------------------------------------------------------------------------------
TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, the Portfolio is required to
                      distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.


                      Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolio's annual capital gains distribution normally occurs in

                      December, while income dividends are generally paid quarterly in March, June, September and December. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form.

                      If you wish to add shareholder options later, you may need to provide Vanguard with additional information and a signature guarantee. Please call our Client Services Department (1-800-662-2739) for further assistance.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates are not available for the Utilities
                      Income Portfolio.


BROKER/DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker/dealer or investment adviser, the broker/dealer or adviser may charge a service fee.



CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic once the trade request has been received in writing or by telephone.



ELECTRONIC
PROSPECTUS
DELIVERY You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format through Vanguard's website at www.vanguard.com. For additional information please see "Other Vanguard Services -- Computer Access."


--------------------------------------------------------------------------------
WHEN YOUR
ACCOUNT WILL BE
CREDITED Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

--------------------------------------------------------------------------------
SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. (Please see "Important Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.

SELLING BY MAIL       Requests should be mailed to THE VANGUARD GROUP, VANGUARD
                      SPECIALIZED PORTFOLIOS, P.O. BOX 1120, VALLEY FORGE, PA
                      19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard Specialized
                      Portfolios, 455 Devon Park Drive, Wayne, PA 19087-1815.)


                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received
                      all required documents in Good Order.
--------------------------------------------------------------------------------
DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:
                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.

                      5. Other supporting legal documentation that may be
                         required in the case of estates, corporations, trusts, and certain other accounts.


                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.

--------------------------------------------------------------------------------
SELLING BY
TELEPHONE             To sell shares by telephone you or your pre-authorized
                      representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail.
                      PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing, without the signatures of all account owners. Please see "Important Information
                      About Telephone Transactions."

--------------------------------------------------------------------------------
SELLING BY FUND
EXPRESS
AUTOMATIC
WITHDRAWAL
& SPECIAL REDEMPTION  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your
                      Vanguard Fund account to your bank account according to
                      the schedule you have selected. The Special Redemption
                      option lets you move money from your Vanguard account to
                      your bank account on an "as needed" basis. To establish
                      these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please
                      wait two weeks before using the service.
--------------------------------------------------------------------------------
SELLING BY
EXCHANGE              You may sell shares by making an exchange into another
                      Vanguard Fund account. Please see "Exchanging Your Shares"
                      for details.
--------------------------------------------------------------------------------
IMPORTANT REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.

--------------------------------------------------------------------------------
DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of trading on the Exchange are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be
                      detrimental to the best interests of the Fund's remaining
                      shareholders to make payment in cash, the Fund may pay
                      redemption proceeds in whole or in part by a distribution
                      in kind of readily marketable securities.
--------------------------------------------------------------------------------
VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statement and Reports" for additional information.

--------------------------------------------------------------------------------
LOW-BALANCE FEE
AND MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee in either June or December from non-retirement accounts with balances falling below $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate
                      Vanguard Assets exceed $50,000. In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated.
                      Proceeds would be promptly paid to the registered shareholder.


                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------
EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of the Utilities Income Portfolio of Vanguard Specialized Portfolios for those of other available Vanguard Funds.

EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Portfolio name, account number, Social Security number or employer identification number listed on the account, and exact name and address in which the account is registered.
                      Only the registered shareholder or his or her pre-authorized representative may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the Exchange are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. FOR NON-
                      RETIREMENT INVESTMENTS, TELEPHONE EXCHANGES ARE NOT
                      ACCEPTED INTO OR FROM VANGUARD INDEX TRUST, VANGUARD
                      BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX
                      FUND VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL
                      INTERNATIONAL PORTFOLIO, AND VANGUARD GROWTH AND INCOME
                      PORTFOLIO (FORMERLY KNOW A VANGUARD QUANTITATIVE
                      PORTFOLIO). If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard, provided the request is received in Good Order.


--------------------------------------------------------------------------------
EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to THE VANGUARD GROUP, VANGUARD SPECIALIZED PORTFOLIOS, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard
                      Specialized Portfolios, 455 Devon Park Drive, Wayne, PA
                      19087-1815.)


--------------------------------------------------------------------------------
EXCHANGING ONLINE     You may use your personal computer to exchange shares of
                      most Vanguard funds by accessing our website
                      (www.vanguard.com). To establish this service on your account, you must first register through the website. We will then send to you by mail, an account access password that will enable you to make on-line exchanges.



                      The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

--------------------------------------------------------------------------------
IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.


                      - Exchanges by telephone are accepted only if the
                        registrations and taxpayer identification numbers of the two accounts are identical.



                      - To exchange into an account with a different
                        registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.


                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/ PRIMECAP Fund.


                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received the required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.


                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.


                      The Fund's exchange privilege is only available in states
                      in which the shares of the Fund are registered for sale.
                      The Fund's shares are currently registered for sale in all
                      50 states and the Fund intends to maintain such
                      registration.
--------------------------------------------------------------------------------
EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.


                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Portfolio during any twelve-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard Funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.


--------------------------------------------------------------------------------
IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire or Fund
                      Express redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.


                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------
TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: THE VANGUARD GROUP, ATTENTION: TRANSFER
                      DEPARTMENT, P.O. BOX 1110, VALLEY FORGE, PA 19482-1110.
                      The request must be in Good Order. TO REQUEST A TRANSFER
                      FORM AND FULL INSTRUCTIONS PLEASE CALL OUR CLIENT SERVICES
                      DEPARTMENT (1-800-662-2739).

--------------------------------------------------------------------------------
STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end. To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

--------------------------------------------------------------------------------
OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.


VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividend and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.


VANGUARD
TELE-ACCOUNT(R)       Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard
                      Fund shares and redemptions by check using Tele-Account.
                      To contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).

COMPUTER ACCESS


VANGUARD ONLINE
WWW.VANGUARD.COM      Use your personal computer to learn more about Vanguard's
                      funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy;
                      initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.



                      Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                    [VANGUARD SPECIALIZED PORTFOLIOS - UTILITIES INCOME PORTFOLIO LOGO]

                    -----------------------------------------------

                    THE VANGUARD GROUP

                    P.O. Box 2600

                    Valley Forge, PA 19482

                    INVESTOR INFORMATION
                     DEPARTMENT:
                    1-800-662-7447 (SHIP)

                    CLIENT SERVICES
                     DEPARTMENT:
                    1-800-662-2739 (CREW)

                    TELE-ACCOUNT FOR
                     24-HOUR ACCESS:
                    1-800-662-6273 (ON-BOARD)

                    TELECOMMUNICATION SERVICE
                     FOR THE HEARING-IMPAIRED:
                    1-800-662-2738

                    TRANSFER AGENT:
                    The Vanguard Group, Inc.

                    P.O. Box 2600

                    Valley Forge, PA 19482

                                                                     [FLAG LOGO]

                                          [VANGUARD SPECIALIZED PORTFOLIOS -
                                           UTILITIES INCOME PORTFOLIO LOGO]
                                            P   R   O  S  P  E  C  T  U  S


                                                     MAY 22, 1998


                                               [VANGUARD GROUP LOGO]
     P057

--------------------------------------------------------------------------------

                                   VANGUARD
                                   REIT INDEX
                                   PORTFOLIO

                                   Prospectus

                                   May 22, 1998





A Portfolio of Vanguard
Specialized Portfolios


This prospectus
contains financial data
for the Portfolio through
the period ended
January 31, 1998.




[GRAPHIC OF SHIP]





                                   [VANGUARD GROUP LOGO]

VANGUARD REIT INDEX PORTFOLIO                    A Real Estate Stock Mutual Fund


CONTENTS

Portfolio Profile         1

Portfolio Expenses        2

Financial Highlights      3

A Word About Risk         4

The Portfolio's
Objectives                4

Who Should Invest         4

Investment Strategy       5

Investment Policies       8

Investment Limitations    9

Investment
Performance               9

Share Price              10

Distributions and Taxes  10

The Portfolio and
Vanguard                 12

Investment Adviser       12

General Information      12

Investing
with Vanguard            14

Services and
Account Features         14

Types of Accounts        15

Distribution Options     16

Buying Shares            17

Redeeming Shares         18

Transferring
Registration             21

Portfolio and Account
Updates                  21

Prospectus Postscript    23

Investment Primer        24

Glossary  Inside Back Cover


INVESTMENT OBJECTIVES AND POLICIES

Vanguard REIT Index Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard Specialized Portfolios, Inc. (the "Fund"), an open-end investment company.

   The Portfolio seeks to provide a high level of income and moderate long-term capital growth by investing at least 98% of its assets in stocks issued by real estate investment trusts (known as "REITs"); these stocks make up the Morgan Stanley REIT Index (the "Index"), a benchmark of U.S. property trusts. The Portfolio's remaining assets are invested in cash reserves.

   IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

   Vanguard REIT Index Portfolio charges a 1% transaction fee if you redeem (that is, sell or exchange) shares held less than one year.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO


A Statement of Additional Information (dated May 22, 1998) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained, along with other information about the Portfolio, without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard REIT Index Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                                  Vanguard REIT Index Portfolio


WHO SHOULD INVEST (page 4)

- Investors looking for a simple, low-cost way to diversify their stock, bond, and cash investments with indirect exposure to real estate.

- Investors seeking a stock fund that offers the potential for above-average income. (Historically, the securities that comprise the Index have provided above-average income relative to the S&P 500 Index.)

- Investors wanting modest growth of their capital over the long term -- at least five years.

WHO SHOULD NOT INVEST

-  Investors unwilling to accept significant fluctuations in share price.

-  Investors seeking a mutual fund that invests in a variety of industries.

RISKS OF THE PORTFOLIO (pages 4 - 9)

The Portfolio's total return will fluctuate, so an investor could lose money over short or even extended periods. The Portfolio is subject to, among other risks:

- Real estate industry risk (the chance that property values will fall due to a variety of factors, such as a decline in rental rates).

- Market risk (the chance that stock market prices will fall, sometimes suddenly and sharply).

- Interest rate risk (the chance that changes in interest rates will hurt real estate values).

INVESTMENT ADVISER (page 12)

Vanguard Core Management Group, Valley Forge, Pa.

DISTRIBUTIONS* (page 10)

Distributions are paid in March, June, September, and December. These distributions may include dividends and capital gains (which are taxable) and a return of capital (which is generally nontaxable).

INCEPTION DATE: May 13, 1996


NET ASSETS AS OF 1/31/1998: $1.3 billion



PORTFOLIO'S EXPENSE RATIO FOR THE YEAR ENDED 1/31/1998: 0.24%


LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAs: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: SPReit

VANGUARD FUND NUMBER: 123


CUSIP NUMBER: 921908703



QUOTRON SYMBOL: VGSIX.Q


ACCOUNT FEATURES (page 14)

-  Telephone Redemption (sales, not exchanges)

-  Vanguard Direct Deposit Service(TM)

-  Vanguard Automatic Exchange Service(SM)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(SM)


AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED JANUARY 31, 1998



                                             SINCE
                                 1 YEAR    INCEPTION**
                                 ------    -----------
Vanguard REIT Index Portfolio     17.1%      27.9%
Morgan Stanley REIT Index         16.5       27.6
**5/13/1996.



IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


  *IMPORTANT INFORMATION ABOUT DISTRIBUTIONS AND TAXES

  Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, Vanguard will ask the Internal Revenue Service each year for an extension on issuing Forms 1099-DIV ("1099s") for Vanguard REIT Index Portfolio. If this request is approved, we expect to mail 1099s to Portfolio shareholders in nonretirement accounts during February. See page 10 for details.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

   As noted in this table, you do not pay a load or sales commission when you buy, sell, or exchange shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees*:                                           None
Exchange Fees*:                                             None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you, and include investment advisory expenses as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended January 31, 1998.


ANNUAL PORTFOLIO OPERATING EXPENSES


Management and Administrative Expenses:                       0.20%
Investment Advisory Expenses:                                 None
12b-1 Marketing Fees:                                         None
Other Expenses
   Marketing and Distribution Costs:                 0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.02%
                                                     ----
Total Other Expenses:                                         0.04%
                                                              ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                  0.24%
                                                              ====


   The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.


                                PLAIN TALK ABOUT
                                   VANGUARD'S
                                 REDEMPTION FEES

Some Vanguard portfolios charge a redemption fee on shares held less than one year. Unlike a sales charge or load paid to a broker or fund management company, the fee is paid directly to the portfolio to offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, ensures that short-term investors pay their share of the portfolio's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of a fund. Vanguard REIT Index Portfolio's expense ratio in fiscal year 1998 was 0.24%, or $2.40 per $1,000 of average net assets. As of January 31, 1998, the average real estate mutual fund had expenses of 1.68%, or $16.80 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.



* Vanguard REIT Index Portfolio charges a 1% transaction fee on redemptions (sales and exchanges) of shares that have been held less than one year. The fee is deducted before your redemption proceeds are mailed to you or used to purchase shares of another Vanguard fund. You cannot pay the fee separately. If some of the shares that you are redeeming have been held one year or more, the fee will apply to only those shares held less than one year. The fee does not apply to shares acquired through reinvested dividend or capital gains distributions.

           ---------------------------------------------
           1 YEAR      3 YEARS      5 YEARS     10 YEARS
           ---------------------------------------------
             $2          $8           $14          $31
           ---------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS


The following financial highlights table shows the results for a share outstanding of the Portfolio for the fiscal year ended January 31, 1998, and the period from May 13, 1996 (the Portfolio's inception date) to January 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear in the Portfolio's most recent annual report to shareholders. The report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.



---------------------------------------------------------------------------------------------
                                                                YEAR ENDED     MAY 13, 1996,*
                                                          JANUARY 31, 1998   TO JAN. 31, 1997
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $     12.64         $     10.00
                                                              -----------         -----------
INVESTMENT OPERATIONS
 Net Investment Income                                               .590                .341
 Net Realized and Unrealized Gain (Loss) on Investments             1.520               2.659
                                                              -----------         -----------
   TOTAL FROM INVESTMENT OPERATIONS                                 2.110               3.000
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.590)              (.341)
 Distributions from Realized Capital Gains                          (.086)              (.005)
 Return of Capital                                                  (.094)              (.014)
                                                              -----------         -----------
   TOTAL DISTRIBUTIONS                                              (.770)              (.360)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $     13.98         $     12.64
=============================================================================================
TOTAL RETURN**                                                      17.08%              30.33%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                          $     1,317         $       655
Ratio of Total Expenses to Average Net Assets                        0.24%               0.36%+
Ratio of Net Investment Income to Average Net Assets                 4.66%               5.55%+
Portfolio Turnover Rate                                                 2%                  0%
Average Commission Rate Paid                                  $     .0262         $     .0242
---------------------------------------------------------------------------------------------


 *Inception date

**Total return figures do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than one year.

+ Annualized.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT
                            HOW TO READ THE FINANCIAL
                                HIGHLIGHTS TABLE


Vanguard REIT Index Portfolio began fiscal year 1998 with a net asset value (price) of $12.64 per share. As of January 31, 1998, the Portfolio earned $.590 per share from investment income (interest and dividends) and $1.520 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. This resulted in total earnings of $2.110 per share, of which $.770 was returned to shareholders in the form of distributions ($.590 in dividends, $.086 in capital gains and $.094 in return of capital). The earnings ($2.110 per share) less distributions ($.770 per share) resulted in a share price of $13.98 on January 31, 1998, an increase of $1.34 per share (from $12.64 at the beginning of the year to $13.98 at the end of the year). Total return from Vanguard REIT Index Portfolio was 17.08% for the period.



   As of January 31, 1998, the Portfolio had $1,317 million in net assets; an expense ratio of 0.24% ($2.40 per $1,000 of net assets); and net investment income amounting to 4.66% of its average net assets.

                                PLAIN TALK ABOUT
                                      REITS

Rather than owning properties directly -- which can be costly and difficult to convert into cash when needed -- some investors buy shares in a company that owns and manages real estate. This company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard REIT Index Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard REIT Index Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

Look for this "warning flag" symbol [FLAG GRAPHIC] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, would confront.


THE PORTFOLIO'S OBJECTIVES

Vanguard REIT Index Portfolio seeks to provide above-average income (relative to the Standard & Poor's 500 Composite Stock Price Index) and long-term growth of capital. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

Vanguard REIT Index Portfolio may be a suitable investment for you if:

- You want to add indirect real estate exposure to your existing mix of stock, bond, and money market mutual funds.

- You want a stock fund that seeks to provide a high level of income and long-term capital growth.

- You are looking for an investment that performs differently than a diversified stock or bond fund.

-  You characterize your investment temperament as "somewhat conservative."

   This Portfolio is not an appropriate investment if you are a "market-timer." Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

-  The Portfolio charges a 1% redemption fee on shares held less than one year.

- The Portfolio reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-  Telephone and online exchanges are not accepted for nonretirement accounts.

-  The Portfolio reserves the right to stop offering shares at any time.


                                PLAIN TALK ABOUT
                          INVESTING FOR THE LONG TERM

Vanguard REIT Index Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock or real estate markets.

INVESTMENT STRATEGY


This section explains how the investment adviser pursues the Portfolio's objectives of above-average income and long-term capital growth. It also explains three important risks -- real estate industry risk, market risk, and interest rate risk -- faced by investors in the Portfolio. Unlike the Portfolio's investment objectives, the adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Portfolio will give shareholders 30 days' notice, in writing.


MARKET EXPOSURE

The Portfolio intends to remain at least 98% invested in the stocks of real estate investment trusts; the remaining assets will be invested in cash reserves to maintain liquidity for shareholder redemptions.

[FLAG] THE PORTFOLIO IS SUBJECT TO REAL ESTATE INDUSTRY RISK, WHICH IS THE
       POSSIBILITY THAT A REIT'S PROPERTIES COULD FALL IN VALUE.

   Because of its emphasis on REIT stocks, the Portfolio's performance is strongly linked to the ups and downs of the real estate market. In general, real estate values are affected by a variety of factors, including supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries renting properties. Ultimately, a REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.


                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments) and offers the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.

[FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


-----------------------------------------------------------------
                    U.S. STOCK MARKET RETURNS (1926 - 1997)
-----------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
-----------------------------------------------------------------
Best               53.9%         23.9%        20.1%        16.9%
Worst             -43.3         -12.5         -0.9          3.1
Average            13.0          10.5         10.9         10.9
-----------------------------------------------------------------



   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for the 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or Vanguard REIT Index Portfolio in particular.



   REITs in the Morgan Stanley REIT Index tend to be medium-size and small companies; their market capitalizations generally range from $75 million to $4 billion. Like small-cap stocks in general, REIT stocks can be more volatile than -- and at times will perform differently from -- the large-cap stocks found in the S&P 500 Index.


   In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

[FLAG] THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT CHANGES IN INTEREST RATES COULD HURT REIT PERFORMANCE.


                                PLAIN TALK ABOUT
                                     INDEXES

An index is a group of securities whose overall performance is used as a standard to measure investment performance.


                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion.



   In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

SECURITY SELECTION AND PORTFOLIO DIVERSIFICATION

Vanguard REIT Index Portfolio employs a "passively" managed investment approach. The Portfolio's adviser, Vanguard Core Management Group, invests at least 98% of the Portfolio's assets in an attempt to parallel the performance of the Portfolio's target benchmark, the Morgan Stanley REIT Index.

   The Portfolio holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportions as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Portfolio would invest the same percentage of its noncash assets in that stock.

[FLAG] AN INDEX FUND HAS OPERATING EXPENSES; AN UNMANAGED MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND -- WHILE EXPECTED TO PARALLEL ITS TARGET INDEX AS CLOSELY AS POSSIBLE -- WILL NOT BE ABLE TO MATCH THE PERFORMANCE OF THE TARGET INDEX EXACTLY. THE CORRELATION BETWEEN THE PERFORMANCE OF THE REIT INDEX PORTFOLIO AND ITS TARGET INDEX IS EXPECTED TO BE AT LEAST 0.95.

   The Morgan Stanley REIT Index is made up of the stocks of all publicly traded equity REITs (except health-care REITs) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. Vanguard REIT Index Portfolio invests in equity REITs only.


   As of January 31, 1998, 125 equity REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because the REIT's market capitalization falls below $75 million or because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or change in shares outstanding.



   Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and regions. The Index's makeup, as of December 31, 1997, follows.


                   ----------------------------
                   Retail                   24%
                   Residential Apartments   24
                   Office                   24
                   Industrial               15
                   Hotels                    9
                   Diversified               4
                   ----------------------------


   The Index's ten largest stocks make up about 31% of its market value. The Index's largest stocks, as of January 31, 1998, follow.



                                PLAIN TALK ABOUT
                        ACTIVE VERSUS PASSIVE MANAGEMENT

Vanguard index portfolios are not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, each "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction -- up or down -- as its target index); and low cost (index funds do not have many of the expenses of an actively managed fund -- such as research -- and their relatively low turnover of securities helps keep brokerage commissions to a minimum).


                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION


In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 31% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER


Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is approximately 80%.



                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) another security (such as a stock or a bond), an asset (such as a commodity, like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.



    1. Equity Office Properties Trust REIT
    2. Equity Residential Properties Trust REIT
    3. Crescent Real Estate, Inc. REIT
    4. Public Storage, Inc. REIT
    5. Simon DeBartolo Group, Inc. REIT
    6. Vornado Realty Trust REIT
    7. Security Capital Industrial Trust REIT
    8. Starwood Lodging Trust REIT
    9. Spieker Properties, Inc. REIT
   10. Security Capital Pacific, Inc. REIT


   Vanguard REIT Index Portfolio is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Group Inc. It has been licensed for use by The Vanguard Group.

PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. Generally, a passively managed portfolio sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the portfolio's target index. Because of this, the Portfolio's turnover rate is expected to be less than 25%. (A rate of 100% would occur, for example, if the Portfolio sold or replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides normally investing at least 98% of its assets in REIT stocks, the Portfolio may follow other investment policies to achieve its objectives.

[FLAG] THE PORTFOLIO RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, AND SWAP AGREEMENTS. STOCK FUTURES AND OPTIONS CONTRACTS ARE TRADITIONAL TYPES OF DERIVATIVES THAT ARE PUBLICLY TRADED ON EXCHANGES. SWAP AGREEMENTS ARE CUSTOMIZED CONTRACTS, OFTEN ARRANGED THROUGH A BROKER, BETWEEN TWO INSTITUTIONS. SWAP AGREEMENTS FUNCTION LIKE FUTURES, BUT ARE NOT PUBLICLY TRADED ON AN EXCHANGE.

   Losses (or gains) involving contracts can sometimes be substantial -- in part because a relatively small price movement in a contract may result in an immediate and substantial loss (or gain) for a portfolio.

   The Portfolio will not use futures, options, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the contract. Only a limited percentage of the Portfolio's assets -- 5% -- may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets. To the extent that such contracts are utilized, the Portfolio will not have 98% of its assets invested in REIT stocks. However, such contracts will only be utilized to mirror the performance of the Index.


   The reasons for which the Portfolio may use futures, options, and swap agreements are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Portfolio's transaction costs or to add value when these instruments are favorably priced.


   Although up to 2% of its assets will be invested in cash reserves to maintain liquidity, the Portfolio will not invest in cash reserves, futures, options, or swap agreements to protect against a decline in the values of REITs.

INVESTMENT LIMITATIONS


The Portfolio has adopted limitations on some of its investment practices. Some of these limitations are that the Portfolio will not:


- Invest more than 25% of its assets in any one industry other than real estate.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Portfolio's outstanding borrowing is more than 5% of its assets, it will stop making investments. With respect to 75% of its assets, the Portfolio will not:

-  Invest more than 5% of its assets in the securities of any one company.

-  Buy more than 10% of the outstanding voting securities of any company.


   A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.



INVESTMENT PERFORMANCE

Vanguard REIT Index Portfolio invests primarily in stocks of real estate investment trusts, so its performance may not be correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term. There may be periods, however, when REITs perform quite differently from the broader market.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED JANUARY 31, 1998



                                [GRAPH OMITTED]


SHARE PRICE


The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:


                        TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE =   ---------------------------------
                         NUMBER OF SHARES OUTSTANDING

   Daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.


   The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Portfolio's name, but the most common is SPREIT.



DISTRIBUTIONS AND TAXES

Each March, June, September, and December, Vanguard REIT Index Portfolio will provide shareholders with virtually all of the distributions it receives from its REIT investments. Any capital gains realized from the sale of securities will be distributed in December. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

   You may receive distributions in cash, or you may have them automatically reinvested in more shares of the Portfolio.

   If you own Portfolio shares in a nonretirement account, Vanguard will notify you each year of the amount and taxability of the Portfolio's distributions paid during the previous year (that is, the amount of dividends, capital gains, and return of capital that you



                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Portfolio's earnings. You receive such earnings from the Portfolio as either a quarterly distribution or as an annual capital gains distribution. The Portfolio's quarterly payments come from distributions that the Portfolio receives from its REIT holdings and interest it earns from any cash reserves. Capital gains are realized when the Portfolio sells REIT stocks for higher prices than its adjusted cost basis in the stocks. These gains may be short-term or long-term, depending on whether the Portfolio held the securities for less than or more than one year.

receive). You will also be notified of the amount, if any, of federal income taxes withheld from the distribution.

   REITs do not provide complete information about the taxability of their distributions until after the calendar year-end. As a result, Vanguard cannot determine how much of the Portfolio's annual distributions is taxable for shareholders until after the traditional January 31 deadline for issuing Forms 1099-DIV ("1099"). Therefore, we will request permission each year from the Internal Revenue Service (IRS) for an extension. IF OUR REQUEST IS APPROVED, WE EXPECT TO MAIL FORMS 1099-DIV TO VANGUARD REIT INDEX PORTFOLIO SHAREHOLDERS WITH NONRETIREMENT ACCOUNTS IN FEBRUARY.


TAXABILITY OF DISTRIBUTIONS


The portions of your distributions that are classified as dividends and short-term capital gains are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Both dividends and capital gains are taxable to you whether received in cash or reinvested in additional shares. In addition, distributions that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December.


   Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities and distributions paid by REITs. Consequently, distributions may vary from year to year.

   If you sell or exchange shares of the Portfolio, any gain or loss you have is generally a taxable event, which means that you may have a capital gain or a capital loss to report when you complete your federal income tax return. Distributions -- as well as capital gains or losses from your sale or exchange of Portfolio shares -- may be subject to state and local income taxes, too.

   Note that any dividends distributed by REITs -- and funds that invest in REITs -- are not eligible for the dividends-received deduction for corporations.


RETURN OF CAPITAL

The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Vanguard REIT Index Portfolio shares.


   Two other important tax considerations about return of capital:

- If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Portfolio will be reduced by the amount of return of capital and capital gains included in the distribution.


                                PLAIN TALK ABOUT
                                RETURN OF CAPITAL

The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "noncash" expenses such as property depreciation, an equity REIT's cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as a return of capital.

- A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

   Keep in mind that the tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Portfolio.


THE PORTFOLIO AND VANGUARD


Vanguard REIT Index Portfolio, a part of Vanguard Specialized Portfolios, Inc. (the "Fund"), is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISER

Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio.

   The Group is authorized to choose brokers and dealers to handle the purchase and sale of the Portfolio's securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions.


GENERAL INFORMATION

Vanguard REIT Index Portfolio is one of five Portfolios of Vanguard Specialized Portfolios, Inc. (the "Fund"), a corporation organized under the laws of the state of Maryland. The other Portfolios are the Energy, Gold & Precious Metals, Health Care, and Utilities Income Portfolios. The Portfolios are all combined under one corporation for administrative purposes, but operate as separate entities in virtually all other respects.


                                PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits as other mutual fund companies do, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT
                             THE PORTFOLIO'S ADVISER


Vanguard Core Management Group provides investment advisory services to many Vanguard Funds; as of January 31, 1998, the Group managed $100 billion in assets. The individual who oversees Vanguard REIT Index Portfolio is:



   GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987, including primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College, M.B.A., University of Chicago.

   Shareholders of Vanguard REIT Index Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. The Portfolio will not hold annual meetings except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a Director) if the holders of at least 10% of the Fund's shares request a meeting in writing.



"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a Vanguard REIT Index Portfolio shareholder. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.


  TELEPHONE REDEMPTIONS                                 Automatically set up for this Portfolio unless you notify us otherwise.
  (SALES FOR NONRETIREMENT
  ACCOUNTS ONLY; EXCHANGES FOR
  RETIREMENT ACCOUNTS ONLY)


  VANGUARD DIRECT DEPOSIT                              Automatic method for depositing your paycheck or U.S. government payment
  SERVICE(TM)                                          (including Social Security and government pension checks) into your account.
  [BOOK GRAPHIC]


  VANGUARD AUTOMATIC EXCHANGE SERVICE(SM)              Automatic method for moving a fixed amount of money from one
  [BOOK GRAPHIC]                                       Vanguard fund account to another.*


  VANGUARD FUND EXPRESS(R)                             Electronic method for buying or selling shares. You can transfer money
  [BOOK GRAPHIC]                                       between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*


  VANGUARD DIVIDEND EXPRESS(SM)                        Electronic method for transferring distributions directly from your Vanguard
  [BOOK GRAPHIC]                                       fund account to your bank, savings and loan, or credit union account.


  VANGUARD BROKERAGE SERVICES                          A cost-effective way to trade stocks, bonds, and options on major
  (VBS)                                                exchanges, Nasdaq, and other domestic over-the-counter markets at reduced
  [BOOK GRAPHIC]                                       rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS
                                                       (1-800-992-8327) for additional information and the appropriate forms.



"Can be used to "dollar cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of nonretirement accounts.


  FOR ONE OR MORE PEOPLE                          To open an account in the name of one (individual) or more (joint tenants) people. $3,000 minimum initial investment.


  FOR A MINOR CHILD                               To open an account as an UGMA/UTMA (Uniform Gifts/Transfers to Minors Act). Age
  [BOOK GRAPHIC]                                  of majority and other requirements are set by state law. $1,000 minimum initial investment.



  FOR A MINOR CHILD                               To open an account as an Education IRA. Eligibility and other
  (Vanguard Fiduciary Trust                       requirements are established by federal tax law and the Vanguard Education IRA.
  Company is the custodian.)                      (Note: You should establish this type of account with a Vanguard adoption
  [BOOK GRAPHIC]                                  agreement -- not an account registration form.) Please call Investor Information to request the appropriate brochure and forms. $500 minimum initial investment.



  FOR HOLDING TRUST ASSETS                        To invest assets held in an existing trust. $3,000 minimum initial
  [BOOK GRAPHIC]                                  investment.



  FOR THIRD-PARTY TRUSTEE                         To open an account as a retirement trust or plan based on an existing corporate
  RETIREMENT INVESTMENTS                          or institutional plan. These accounts are established by the custodian or
  (Vanguard is not the custodian                  trustee of the existing plan. $1,000 minimum initial investment.
  or trustee.)
  1-800-662-2003
  Individual Retirement Plans



  FOR AN ORGANIZATION                             To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.



RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to receive answers to your questions about investing for retirement, call Investor Information.


  FOR A TRADITIONAL INDIVIDUAL               To open a retirement account in the name of an individual. Traditional IRAs can
  RETIREMENT ACCOUNT                         be established with a contribution, a direct rollover from an employer's plan
  (TRADITIONAL IRA)                          such as a 401(k), or an asset transfer or rollover from another financial
  (Vanguard Fiduciary Trust                  institution, such as a bank or mutual fund company. $1,000 minimum initial
  Company is the custodian.)                 investment.



  FOR A ROTH INDIVIDUAL                      To open an after-tax retirement savings account in the name of an individual.
  RETIREMENT ACCOUNT                         Roth IRAs can be established with an after-tax contribution, an asset transfer
  (ROTH IRA)                                 or rollover from another financial institution such as a bank or mutual fund
  (Vanguard Fiduciary Trust                  company, or a conversion of an existing IRA. Eligibility and other requirements
  Company is the custodian.)                 are established by federal tax law. $1,000 minimum initial investment.




                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273


  FOR A SIMPLIFIED EMPLOYEE                       To open a retirement account in the name of an employee. SEPs allow employers to
  PENSION PLAN ACCOUNT (SEP - IRA)                make deductible contributions directly to IRAs established by their employees.
  (Vanguard Fiduciary Trust                       SEPs can be established by people who are self-employed, small-business owners,
  Company is the custodian.)                      partnerships, or corporations.
  1-800-662-2003
  Individual Retirement Plans




  FOR A SAVINGS INCENTIVE MATCH                   To open a retirement account in the name of an employee. Created as part of the
  PLAN FOR EMPLOYEES ACCOUNT                      Small Business Job Protection Act of 1996, SIMPLEs replace SAR - SEPs. SIMPLEs
  (SIMPLE IRA)                                    are exclusively for employers that had 100 or fewer employees in the most recent
  (Vanguard Fiduciary Trust                       calendar year and that do not maintain another employer-sponsored retirement
  Company is the custodian.)                      plan. SIMPLEs can be established by people who are self-employed, small-business
  1-800-662-2003                                  owners, partnerships, or corporations. Salary reduction contributions may be
  Individual Retirement Plans                     made by the employee, with matching or nonmatching contributions from the employer.



  FOR A QUALIFIED RETIREMENT                      To open a retirement account that allows small-business owners or people who are
  PROGRAM ACCOUNT                                 self-employed to make tax-deductible retirement contributions for themselves and
  (Vanguard Fiduciary Trust                       their employees into Profit-Sharing and Money Purchase Pension (Keogh) plans.
  Company can be the custodian.)
  1-800-662-2003
  Individual Retirement Plans




  FOR A 403(b)(7) CUSTODIAL ACCOUNT               To open a retirement account that allows employees of tax-exempt institutions
  (Vanguard Fiduciary Trust                       (for example, schools or hospitals) to make pretax retirement contributions.
  Company is the custodian.)
  1-800-662-2003
  Individual Retirement Plans




DISTRIBUTION OPTIONS

You can receive Portfolio distributions in two ways:

  REINVESTMENT                          Distributions are automatically reinvested in additional shares of the Portfolio unless you request a different distribution method.

  DISTRIBUTIONS IN CASH                 Distributions are paid by check and mailed to your account's address of record.
                                        NOTE: If you do not reinvest your distributions, your original investment will be reduced by the amount of the return of capital in the distribution. See
                                        "Distributions and Taxes."


To electronically transfer cash distributions to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features." To transfer cash distributions to another Vanguard fund, call Client Services.

If you have elected to receive distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.



                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

BUYING SHARES


You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time. The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.



                                      OPEN A NEW ACCOUNT                        ADD TO AN EXISTING ACCOUNT


  MINIMUM INVESTMENT                  $3,000 (regular account); $1,000          $100 by mail or exchange; $1,000 by
                                      (Traditional IRAs, Roth IRAs, and         wire.
                                      custodial accounts for minors);
                                      $500 (Education IRAs).


  BY MAIL                             Complete and sign the application         Mail your check with an
  [ENVELOPE GRAPHIC]                  form.                                     Invest-By-Mail form detached from
  FIRST-CLASS mail to:                                                          your confirmation statement to the
  The Vanguard Group                                                            address listed on the form.
  P.O. Box 2600
  Valley Forge, PA 19482-2600         Make your check payable to:               Make your check payable to:
                                      The Vanguard Group - 123                  The Vanguard Group - 123

  EXPRESS or REGISTERED mail to:      All purchases must be made in U.S.        All purchases must be made in U.S.
  The Vanguard Group                  dollars, and checks must be               dollars, and checks must be drawn
  455 Devon Park Drive                drawn on U.S. banks.                      on U.S. banks.
  Wayne, PA 19087-1815


IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

  BY TELEPHONE                        Call Vanguard Tele-Account* 24            Call Vanguard Tele-Account* 24
  [TELEPHONE GRAPHIC]                 hours a day -- or Client Services         hours a day -- or Client Services
  1-800-662-6273                      during business hours -- to               during business hours -- to
  Vanguard Tele-Account(R)            exchange from another Vanguard fund       exchange from another Vanguard fund
                                      account with the same registration        account with the same registration
  1-800-662-2739                      (name, address, taxpayer I.D., and        (name, address, taxpayer I.D., and
  Client Services                     account type).                            account type).


                                      Telephone exchanges for                   Telephone exchanges for
                                      nonretirement accounts are not            nonretirement accounts are not
                                      permitted.                                permitted.



                                      *You must obtain a Personal Identification
                                      Number through Tele-Account at least
                                      seven days before you request your
                                      first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

                                             OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT



  BY WIRE                                    Call Client Services to arrange your    Call Client Services to arrange your
  [WIRE GRAPHIC]                             wire transaction.                       wire transaction.
  Wire to:
  CoreStates Bank, N.A.                      Wire transactions are not available     Wire transactions are not available
  ABA 031000011                              for retirement accounts, except for     for retirement accounts, except for
  CoreStates No. 0101 9897                   asset transfers and direct              asset transfers and direct
  [Temporary Account Number]                 rollovers.                              rollovers.
  Vanguard REIT Index Portfolio
  [Account Registration]
  Attention: Vanguard


  AUTOMATICALLY                              --                                      Vanguard offers a variety of
  [ARROWS GRAPHIC]                                                                   ways that you can add to your
                                                                                     account automatically. See
                                                                                     "Services and Account Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed as soon as it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

IMPORTANT NOTE: If you buy Portfolio shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.


REDEEMING SHARES

   IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.


   A 1% fee is charged for all redemptions (sales and exchanges) of Portfolio shares held less than one year. This fee is paid to the Portfolio.


The ability to sell Portfolio shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

   To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:


-  Portfolio name.

-  10-digit account number.

-  Name and address exactly as registered on that account.

- Social Security or employer identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273
these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.


HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.

   Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:

-  Portfolio name and account number.

-  Amount of the transaction (in dollars or shares).

-  Signatures of all owners exactly as registered on the account.

-  Signature guarantees (if required).

-  Any supporting legal documentation that may be required.

-  Any certificates you are holding for the account.


   Sales or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Portfolio will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.



   The Portfolio reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Portfolio will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard fund account assets are $50,000 or more.



   Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.


HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although every effort will be made to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.


   Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Portfolio.


   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

  SELLING OR EXCHANGING SHARES      ACCOUNT TYPE

  BY TELEPHONE                      ALL TYPES EXCEPT RETIREMENT:
  [TELEPHONE GRAPHIC]               Call Vanguard Tele-Account* 24 hours a day -- or Client
  1-800-662-6273                    Services during business hours -- to request a sale of
  Vanguard Tele-Account             shares. You cannot exchange shares of this Portfolio by telephone.

  1-800-662-2739                    RETIREMENT:
  Client Services                   You can exchange -- but not sell -- shares by calling Tele-Account or Client
                                    Services.

                                    *You must obtain a Personal Identification Number through
                                    Tele-Account at least seven days before you request your
                                    first sale of shares.


  BY MAIL                           ALL TYPES EXCEPT RETIREMENT:
  [ENVELOPE GRAPHIC]                Send a letter of instruction signed by all registered
  FIRST-CLASS mail to:              account holders. Include the Portfolio name and account
  The Vanguard Group                number and (if you are selling) a dollar amount or number of
  Vanguard REIT Index Portfolio     shares OR (if you are exchanging) the name of the fund you
  P.O. Box 1120                     want to exchange into and a dollar amount or number of
  Valley Forge, PA 19482-1120       shares. To exchange into an account with a different
                                    registration (including a different name, address, or
                                    taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed
                                    signatures of all current account owners.



  EXPRESS or REGISTERED mail to:
  The Vanguard Group
  Vanguard REIT Index Portfolio     RETIREMENT:
  455 Devon Park Drive              For information on how to request distributions from:
  Wayne, PA 19087-1815              - Traditional IRAs, Roth IRAs, Education IRAs -- call Client Services.
                                    - SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and
                                      Profit-Sharing and Money Purchase Pension (Keogh) Plans -- call Individual
                                      Retirement Plans at 1-800-662-2003.
                                    Depending on your account registration type, additional documentation may be required.





  EXCHANGING SHARES ONLINE         You may use your personal computer to exchange shares of most Vanguard funds by
  [COMPUTER GRAPHIC]               accessing our website (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.



                                   The Vanguard funds that you cannot purchase or sell through online exchange are
                                   VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL
                                   EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL
                                   PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard
                                   Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.


  AUTOMATICALLY                    ALL TYPES EXCEPT RETIREMENT:
  [ARROWS GRAPHIC]                 Vanguard offers several ways to sell or exchange shares automatically (see
                                   "Services and Account Features"). Call Investor Information for the appropriate booklet and application if you did not elect this feature when you opened your account.


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Portfolio's operation or performance.


                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.



TRANSFERRING REGISTRATION


HOW TO TRANSFER SHARES

You may transfer the registration of your Portfolio shares to another owner by completing a transfer form and sending it to: The Vanguard Group, Attention:
Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.



PORTFOLIO AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year as well as when you are preparing your income tax returns.


   In addition, you will receive financial reports about Vanguard REIT Index Portfolio twice a year. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, a listing of the Portfolio's holdings, and other financial statements. To keep the Portfolio's costs as low as possible (so that you and other shareholders can keep more of the Portfolio's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Portfolio shareholders have the same last name and address, we send just one Portfolio report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.



  CONFIRMATION STATEMENT                Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.

  PORTFOLIO SUMMARY                     Mailed quarterly; shows the market value of your account at the close of the
  [BOOK GRAPHIC]                        statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

  FUND FINANCIAL REPORTS                Mailed in March and September for this Portfolio.


  TAX STATEMENTS                        Generally mailed in January; report previous year's distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

  AVERAGE COST STATEMENT              Issued annually for most taxable accounts (accompanies your Portfolio Summary);
  [BOOK GRAPHIC]                      shows the average cost of shares that you redeemed during the calendar year, using the average-cost single-category method.

AUTOMATED TELEPHONE ACCESS

  VANGUARD TELE-ACCOUNT               Toll-free access to Vanguard fund and account information -- as well as some
  1-800-662-6273                      transactions -- through any touch-tone telephone. Tele-Account provides total
  Any time, seven days a week,        return, share price, price change, and yield quotations for all Vanguard funds;
  from anywhere in the continental    gives your account balances and history (e.g., last transaction and latest
  United States.                      distribution); and allows you to sell or exchange fund shares.
  [BOOK GRAPHIC]


COMPUTER ACCESS


  VANGUARD ONLINE(R)                  Use your personal computer to learn more about Vanguard's funds and services;
  www.vanguard.com                    keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                                      Our education-oriented website provides timely news and information about
                                      Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard REIT Index Portfolio, including its investment objectives, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in the Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   -  The Portfolio's objectives? (page 4)

   -  The Portfolio's investment strategy? (page 5)

   -  Who should invest in the Portfolio? (page 4)

   -  The risks associated with the Portfolio? (pages 4 - 9)

   -  Whether the Portfolio is federally insured?
      (inside front cover)

   -  The Portfolio's expenses? (page 2)

   -  The background of the Portfolio's investment adviser?
      (page 12)

   -  How to open an account? (page 17)

   -  How to sell or exchange shares? (pages 18 - 19)

   -  How often you'll receive statements and financial reports?
      (pages 21 - 22)


                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard REIT Index Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of ...

- Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

- Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

- Cash reserves, which offer more share-price (or capital) stability than stocks or bonds -- but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect -- and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return -- the actual return you receive after you factor in inflation (see the chart at left).

3. LONG TERM INVESTORS USUALLY CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time -- which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment when you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.


                                PLAIN TALK ABOUT
                               INFLATION AND YOUR
                                  INVESTMENTS

No matter how you invest your money, inflation -- the rising cost of living -- is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                              INFLATION'S EFFECT ON
                               INVESTMENT RETURNS
                                  (1926 - 1997)

                                [CHART OMITTED]


Source: (C) Stocks, Bonds, Bills, and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit (minus any realized losses) or gains distributed by the fund's holdings themselves.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which are paid out as dividends.

COST BASIS
The adjusted cost of an investment used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by the fund's investments. For tax purposes, dividend income also includes short-term capital gains.

EQUITY REIT
A type of real estate investment trust (REIT) that earns rental income by investing in land and buildings.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as real estate, technology, or utilities).

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund tries to match -- rather than outperform -- a particular market index. Also known as indexing.

PRINCIPAL
The amount of your own money you put into an investment.

REAL ESTATE INVESTMENT TRUST (REIT)
A company that owns and manages a portfolio of properties, mortgages, or both.

RETURN OF CAPITAL
A nontaxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed, deferring taxes until the investment is sold.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                          [SHIP GRAPHIC]
                                                          THE VANGUARD GROUP
                                                          Post Office Box 2600
                                                          Valley Forge, PA 19482


INVESTOR INFORMATION
DEPARTMENT
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TEXT TELEPHONE:
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For information on our funds,
fund services, and retirement
accounts; requests for
literature

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TEXT TELEPHONE:
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For information on your
account, account transactions,
and account statements

VANGUARD BROKERAGE
SERVICES
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For information on trading
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at reduced commissions

VANGUARD TELE-ACCOUNT(R)
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For 24-hour automated access
to price and yield, information
on your account, and certain
transactions


ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
World Wide Web
www.vanguard.com


E-mail
online@vanguard.com



                                                     (C) 1998 Vanguard Marketing
                                                     Corporation, Distributor

                                                     P123N

                                     PART B

                        VANGUARD SPECIALIZED PORTFOLIOS

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 22, 1998



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated May 22, 1998). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................   B-1
Investment Policies.........................................   B-2
Investment Limitations......................................   B-6
Management of the Fund......................................   B-8
Investment Advisory Services................................  B-11
Securities Transactions.....................................  B-12
Purchase of Shares..........................................  B-13
Redemption of Shares........................................  B-14
Share Price of Each Portfolio...............................  B-14
Performance Measures........................................  B-15
Yield and Total Return......................................  B-17
Financial Statements........................................  B-17


                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Fund's investment objectives and policies set forth in the Prospectus.

     FOREIGN INVESTMENTS. As indicated in the Prospectus, each Portfolio (with the exception of the REIT Index Portfolio) may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio permit it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S investments in those countries.

     Although each Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolios, since each Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.


     ILLIQUID SECURITIES. Each Portfolio may invest in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days, at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by a Portfolio's adviser that an adequate trading market exists for the security.


     PORTFOLIO TURNOVER. While the rate of Portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that each Portfolio's annual portfolio turnover rate will not normally exceed 100% (25% for Vanguard REIT Index Portfolio). A portfolio turnover rate of 100% would occur if all of the Portfolio's securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, were replaced within the period of one year. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios and their shareholders.

                              INVESTMENT POLICIES

     FUTURES CONTRACTS. Each Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. The Fund's margin deposits will be placed in a segregated account maintained by the Fund's custodian bank. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities.


     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the its total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     Each Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.


     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with any Portfolio of the Fund. No more than an aggregate of 15% of a net Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above. See "Illiquid Securities" on p.2.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES. Each Portfolio may lend its securities on a short-term basis or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. A Portfolio will not lend its portfolio securities, if as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Portfolio's total assets (including any collateral obtained as a result of such loans). Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


     At the present time, the Staff of the Commission does not object if an investment company pays reasonably negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                             INVESTMENT LIMITATIONS

     The following policies supplement the Fund's investment limitations set forth in the Prospectus. It is a fundamental policy of each Portfolio not to engage in any of the following activities or business practices. These restrictions may not be changed with respect to a particular Portfolio without the approval of a majority of the outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")) of that Portfolio. A Portfolio may not:

      1) Issue senior securities;

      2) Borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the net assets of the Portfolio (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Portfolio, the Portfolio will not make any additional investments;

      3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 9);

      6) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's total assets;

      7) Pledge, mortgage, or hypothecate its assets, except to secure borrowings permitted by limitation (2) above;

      8) Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain at no added cost securities equivalent in kind and amount to the securities sold) except as set forth below in (12);

      9) Purchase or sell puts or calls, or combinations thereof; provided however, that a Portfolio may enter into forward foreign currency exchange transactions except as set forth below in (12);

     10) Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein), except in the case of the REIT Index Portfolio, which may invest 100% of its assets in real estate investment trusts;

     11) The Fund will not invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

     12) Purchase or sell commodities or commodity contracts; provided, however, that a Portfolio may enter into forward foreign currency exchange transactions and that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolios assets are required as deposit to secure obligations under futures contracts and not more than 20% of a portfolio's assets are invested in futures contracts and options at any time, the Portfolio may also invest in bullion as described in the prospectus;

     13) Purchase or retain securities of an issuer if an officer or director of such issuer is an officer or Director of the Fund or its investment adviser and one or more of such officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2% of such shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities; and

     14) Invest in companies for the purpose of exercising control of management.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of, any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing at cost services, such as management, administrative, distribution or other related services to the Fund and other investment companies. (See "Management of the Fund").

     In addition, no Portfolio may engage in any of the following activities; however, these restrictions may be changed by the Directors without shareholder approval or prior notification:

      1) Invest directly in oil, gas, or other mineral exploration or development programs, including oil & gas or other mineral leases; provided, however, that if consistent with the designated business activities of a particular Portfolio, a Portfolio may purchase securities of issuers whose principal business activities fall within such areas;

      2) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Including within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Portfolio at any time in units or attached to securities are not subject to this restriction;

      3) Invest more than 5% of its assets, at the time of investment, in the securities of any issuers which have records of less than three years' continuous operation, including the operation of any predecessor (other than obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities).

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             MANAGEMENT OF THE FUND

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

                             DIRECTORS AND OFFICERS


JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman       ALFRED M. RANKIN, JR., (DOB: 10/8/1941)
and Director*                                        Director
  Senior Chairman and Director of The Vanguard         Chairman, President, Chief Executive Officer,
  Group, Inc. and of each of the investment            and Director of NACCO Industries, Inc.;
  companies in The Vanguard Group; Director of         Director of The BFGoodrich Company, and The
  The Mead Corporation, General Accident               Standard Products Company.
  Insurance, and Chris-Craft Industries, Inc.        JOHN C. SAWHILL, (DOB: 6/12/1936) Director
JOHN J. BRENNAN, (DOB: 3/29/1954) Chairman,            President and Chief Executive Officer of The
Chief Executive Officer and Director*                  Nature Conservancy; formerly, Director and
  Chairman, Chief Executive Officer and                Senior Partner of McKinsey & Co., and
  Director of The Vanguard Group, Inc. and of          President of New York University; Director
  each of the investment companies in The              of Pacific Gas and Electric Company, Procter
  Vanguard Group.                                      & Gamble Company, and NACCO Industries.
ROBERT E. CAWTHORN, (DOB: 9/28/1935) Director        JAMES O. WELCH, JR., (DOB: 5/13/1931) Director
  Chairman Emeritus and Director of Rhone-             Retired Chairman of Nabisco Brands, Inc.;
  Poulenc Rorer, Inc.; Managing Director of            retired Vice Chairman and Director of RJR
  Global Health Care Partners/DLJ Merchant             Nabisco; Director of TECO Energy, Inc., and
  Banking Partners; Director of Sun Company,           Kmart Corporation.
  Inc., and Westinghouse Electric Corporation.       J. LAWRENCE WILSON, (DOB: 3/2/1936) Director
BARBARA BARNES HAUPTFUHRER,                            Chairman and Chief Executive Officer of Rohm &
(DOB: 10/11/1928) Director                             Haas Company; Director of Cummins Engine
  Director of The Great Atlantic and Pacific           Company, and The Mead Corporation; Trustee
  Tea Company, IKON Office Solutions, Inc.,            of Vanderbilt University.
  Raytheon Company, Knight-Ridder, Inc.,
  Massachusetts Mutual Life Insurance Co., and       RAYMOND J. KLAPINSKY, (DOB: 12/7/1938)
  Ralies Professional Golf Association; and          Secretary*
  Trustee Emerita of Wellesley College.                Managing Director and Secretary of The
                                                       Vanguard Group, Inc.; Secretary of each of the
BRUCE K. MACLAURY, (DOB: 5/7/1931) Director            investment companies in The Vanguard Group.
  President Emeritus of The Brookings
  Institution; Director of American Express          RICHARD F. HYLAND, (DOB: 3/22/1937) Treasurer*
  Bank, Ltd., The St. Paul Companies, Inc.,            Treasurer of The Vanguard Group, Inc. and of
  and National Steel Corporation.                      each of the investment companies in The
BURTON G. MALKIEL, (DOB: 8/28/1932) Director           Vanguard Group.
  Chemical Bank Chairman's Professor of              KAREN E. WEST, (DOB: 9/13/1946) Controller*
  Economics, Princeton University; Director of         Principal of The Vanguard Group, Inc.;
  Prudential Insurance Co. of America, Amdahl          Controller of each of the investment companies
  Corporation, Baker Fentress & Co., The               in The Vanguard Group.
  Jeffrey Co., and Southern New England              ---------------
  Telecommunications Company.                        *Officers of the Fund are "interested persons"
                                                     as defined in the Investment Company Act of
                                                     1940.


     THE VANGUARD GROUP. The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and distribution services.

     Vanguard employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under procedures approved by the Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Officers of the Fund and the Vanguard Funds are also Officers and employees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At January 31, 1998 the Fund had contributed capital of $515,000 to Vanguard representing 2.6% of its capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties. During the fiscal year ended January 31, 1998, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $18,229,000.



     DISTRIBUTION. Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies. During the fiscal year ended January 31, 1998, the Fund paid approximately $1,518,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.


     INVESTMENT ADVISORY SERVICES. Vanguard provides Vanguard Money Market Reserves, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, the several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Treasury Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Treasury Fund, the Total International Portfolio of Vanguard STAR Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard Institutional Index Fund, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, a portion of Vanguard/Windsor II, a portion of Vanguard/Explorer and a portion ofVanguard/Morgan Growth Fund, as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


DIRECTOR TRUSTEE COMPENSATION



     The individuals in the table below serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.



     INDEPENDENT DIRECTOR TRUSTEES. The Funds compensate their independent Directors/Trustees -- that is, the ones who are not also officers of the Fund -- in three ways:



     - The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.



     - The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.



     - Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.



     "INTERESTED" DIRECTORS TRUSTEES.  The Funds' interested
Directors/Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.



     COMPENSATION TABLE. The following table provides compensation details for each of the Directors. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Director. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended January 31, 1998:


                        VANGUARD SPECIALIZED PORTFOLIOS
                               COMPENSATION TABLE


                                              PENSION OR RETIREMENT                       TOTAL COMPENSATION
                                AGGREGATE       BENEFITS ACCRUED      ESTIMATED ANNUAL         FROM ALL
                               COMPENSATION        AS PART OF             BENEFITS          VANGUARD FUNDS
     NAMES OF DIRECTORS         FROM FUND         FUND EXPENSES       UPON RETIREMENT    PAID TO DIRECTORS(2)
     ------------------        ------------   ---------------------   ----------------   --------------------
John C. Bogle(1)                    None              None                   None                 None
John J. Brennan(1)                  None              None                   None                 None
Barbara Barnes Hauptfuhrer        $1,912              $276                $15,000              $70,000
Robert E. Cawthorn                $1,912              $230                $13,000              $70,000
Bruce K. MacLaury                 $2,083              $264                $12,000              $65,000
Burton G. Malkiel                 $1,924              $185                $15,000              $70,000
Alfred M. Rankin, Jr.             $1,912              $145                $15,000              $70,000
John C. Sawhill                   $1,912              $172                $15,000              $70,000
James O. Welch, Jr.               $1,912              $212                $15,000              $70,000
J. Lawrence Wilson                $1,912              $153                $15,000              $70,000


---------------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.

(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).


     DIRECTORS' RETIREMENT FEES A Retirement Plan for Directors has been implemented to provide a fee to retired Directors equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Director's retirement for a period of 10 years or until a retired Director's death.

                          INVESTMENT ADVISORY SERVICES

     INVESTMENT ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY, LLP The Fund employs Wellington Management Company, LLP ("WMC") under an investment advisory agreement dated as of May 1, 1996 to manage the investment and reinvestment of the assets of the Fund's Energy, Health Care, and Utilities Income Portfolios and to continuously review, supervise and administer each Portfolio's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.

     Under the investment advisory agreement, the three Portfolios are required to pay the Adviser an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Portfolios for the quarter:

                         NET ASSETS                            RATE
                         ----------                            ----
First $500 million..........................................  0.150%
Next $500 million...........................................  0.125%
Next $1 billion.............................................  0.100%
Next $1 billion.............................................  0.075%
Over $3 billion.............................................  0.050%


     The advisory fee is based on the total assets of the Portfolios and is allocated to each Portfolio based on the relative net assets of each. In addition, once the advisory fee to WMC is calculated for the three Portfolios under this schedule, the total fee will be reduced in order that the advisory fee paid by the Utilities Income Portfolio does not exceed 0.08%. During the years ended January 31, 1996, 1997, 1998 the Fund paid to WMC advisory fees totaling $2,698,000, $3,343,000 and $4,409,000, respectively, which represented an effective annual rate of .12 of 1%, .09 of 1% and .08 or 1%, respectively, of the aggregate average net assets of the Energy, Health Care, and Utilities Income Portfolios. Prior to May 1, 1996, these fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.


     DESCRIPTION OF WMC. WMC is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

     INVESTMENT ADVISORY AGREEMENT WITH M & G GROUP P.L.C. The Fund has also entered into an investment advisory agreement with M & G Investment Management Limited ("M & G"), dated December 1, 1996 to manage the assets of the Gold & Precious Metals Portfolio. Under this agreement M & G manages the investment and reinvestment of the assets of the Gold & Precious Metals Portfolio and continuously renews, supervises and administers the Portfolio's investment program. M & G will discharge its responsibilities subject to the control of the officers and Directors of the Fund.


     DESCRIPTION OF M & G. M & G is a wholly-owned subsidiary of the M & G Group P.L.C. M & G Group P.L.C. is a public company whose shares are quoted on the London Stock Exchange. The Esmee Fairbairn Charitable Trust owns 32% of total shares outstanding. The remaining shares are held by individuals, nominees, pension plans and M & G employees.


     The Gold & Precious Metals Portfolio will pay M & G a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Portfolio for the quarter:

                         NET ASSETS                            RATE
                         ----------                            ----
First $100 million..........................................   0.30%
Next $150 million...........................................   0.20%
Next $250 million...........................................   0.15%
Over $500 million...........................................   0.10%


     During the years ended January 31, 1996, 1997 and 1998, the Gold & Precious Metals Portfolio paid advisory fees of $1,058,000, $1,054,000 and $826,000, respectively, to M & G which represented an effective annual rate of .18 of 1% after giving effect to a fee waiver of $364,000 (.06 of 1%), .18 of 1% after giving effect to a fee waiver of $310,000 (.05 of 1%) and .20 of 1%, respectively, of average net assets. These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.

     THE VANGUARD GROUP furnishes investment advisory services to the REIT Index Portfolio on an at-cost basis.


     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard Admiral Funds, Vanguard Balanced Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Bond Index Fund, the Total International Portfolio of Vanguard STAR Fund, Vanguard Index Trust, Vanguard Institutional Index Fund, Vanguard Money Market Reserves, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Tax-Managed Fund, the Total International Portfolio of Vanguard STAR Fund, Vanguard Treasury Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, Vanguard California Tax-Free Fund, Florida Insured Tax-Free Fund, New Jersey Tax-Free Fund, New York Tax-Free Fund, Ohio Tax-Free Fund, Pennsylvania Tax-Free Fund, a portion of the assets of Vanguard/Windsor II, a portion of Vanguard/Explorer, a portion of Vanguard/Morgan Growth Fund and several indexed separate accounts. These services are provided on an at-cost basis from money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.



     The current agreements will continue until April 30, 1998, with respect to WMC and November 30, 1998, with respect to M & G, and will be renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Portfolio fail to approve the agreement, WMC or M & G may continue to serve as investment adviser to each Portfolio which approved the agreement, and to any Portfolio which did not approve the agreement until new arrangements have been made. The agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time, (1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to WMC or M & G, or (2) by WMC or M & G upon ninety (90) days' written notice to the Fund.


                            SECURITIES TRANSACTIONS

     The investment advisory agreements with WMC and M & G authorize the investment advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of securities for the Fund's Portfolio(s) and directs the investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio(s). Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Fund. However, the investment advisers have informed the Fund that they will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the sale of shares of the Fund and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     The total brokerage commissions paid by the Fund's Portfolios during the fiscal years ended January 31, 1996, 1997 and 1998 totaled $3,080,278, $4,807,083 and $4,904,144, respectively.


     Some securities considered for investment by one Portfolio may also be appropriate for the other Portfolios and the other Funds and/or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Portfolio, the other Portfolios and/or one or more of these other Funds or clients are considered at or about the same time, transactions in such securities will be allocated among the Portfolios and the several Funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or any Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

     STOCK CERTIFICATES. Your purchase will be made in full and fractional shares of a Portfolio calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates, and saves the Fund the cost of issuing certificates. Except in the case of the Utilities Income Portfolio and the Vanguard REIT Index Portfolio, share certificates are available at any time upon written request at no additional cost to shareholders. No certificates will be issued for the Utilities Income Portfolio or for the Vanguard REIT Index Portfolio, or for any fractional shares of the Fund's other Portfolios.


                     TRADING SHARES THROUGH CHARLES SCHWAB



     The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:



     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Portfolio's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Portfolio's net asset value calculated at the close of trading that day.


                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% or the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                         SHARE PRICE OF EACH PORTFOLIO


     Each Portfolio's share price, or "net asset value" per share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.



     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.



     Short term instruments (those with acquired remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.



     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market available at the time the Portfolio is valued. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.



     In determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.



     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



     The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds Group.



                              PERFORMANCE MEASURES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard Specialized Portfolios, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.


STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.



STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.



STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.



RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

LEHMAN GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.


MORGAN STANLEY REIT INDEX -- consist of approximately 125 stocks of equity Real Estate Investment Trusts (REITs). REITs in the index meet size and liquidity criteria specified by Morgan Stanley. The index had a market value of $115 billion as of January, 1998.



LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) Bond Index -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


MERRILL LYNCH DRD-ELIGIBLE INDEX -- includes preferred stock issues which are eligible for the corporate dividends-received-deduction.


NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).


COMPOSITE INDEX -- 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index.


LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt rated AA or AAA.

RUSSELL 2000 STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.


LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated Baa- or better with maturities greater than 10 years. The index has a market value of over $900 billion.


LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company.

From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

     Advertisements which refer to the use of the fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal income tax applies.


     In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund's Portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.


                             YIELD AND TOTAL RETURN


     The yield* of each Portfolio of the Fund for the 30-day period ended January 31, 1998 was as follows:



Energy Portfolio.....................................   1.42%
Gold & Precious Metals Portfolio.....................     N/A
Health Care Portfolio................................   1.21%
Utilities Income Portfolio...........................   3.92%
Vanguard REIT Index Portfolio........................   4.37%


-------------------------------
*Yield is calculated daily.


     The average annual total return of each Portfolio of the Fund for the one-, five- and ten-year periods ended January 31, 1998 was as follows:



                                             YEAR ENDED       FIVE YEARS ENDED    TEN YEARS ENDED
                                          JANUARY 31, 1998    JANUARY 31, 1998    JANUARY 31, 1998
                                          ----------------    ----------------    ----------------
Energy Portfolio........................         3.80%             16.74%              14.60%
Gold & Precious Metals Portfolio........      - 29.85%              2.59%               0.25%
Health Care Portfolio...................        27.37%             24.36%              22.07%
Utilities Income Portfolio..............        23.17%             12.69%             13.69%*
Vanguard REIT Index Portfolio...........        17.08%             27.87%                  --



     --------------------
     *Since inception, inception for Vanguard REIT Index Portfolio, May 13,
      1996; Inception for Utilities Income Portfolio, May 15, 1992.


     Total return is computed by finding the average compounded rate of return over the one-year period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                              FINANCIAL STATEMENTS


     The Fund's financial statements as of and for the year ended January 31, 1998 appearing in the Vanguard Specialized Portfolios Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1998 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     PART C
                     VANGUARD SPECIALIZED PORTFOLIOS, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements


     The Fund's financial statements as of and for the year ended January 31, 1998, including the financial highlights for each of the periods presented ended January 31, 1998, as applicable, appearing in the Fund's 1998 Annual Report to Shareholders, and Price Waterhouse LLP's report thereon, also appearing therein, are incorporated by reference in the Statement of Additional Information.



     (b) Exhibits


     1. Articles of Incorporation
     2. By-Laws of Registrant
     3. Not Applicable
     4. Not Applicable
     5. Not Applicable
     6. Not Applicable
     7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
     8. Form of Custody Agreement
     9. Form of Funds' Service Agreement
     10. Opinion of Counsel
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*

     --------------------
      * Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of January 31, 1998 the number of shareholders of each of the Fund's portfolios was:



Energy......................................................   61,403
Health Care.................................................  243,525
Gold & Precious Metals......................................   33,274
Utilities...................................................   37,126
Vanguard REIT Index Portfolio...............................   60,502


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part A of this Registration Statement and "Investment Advisory Services" in Part B of this Registration Statement.

     Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

     Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).


     M&G Investment Management Limited ("M&G") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of M&G, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. (801-21981).

ITEM 29. PRINCIPAL UNDERWRITERS


          (a) None

          (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 for the Health Care, Energy, and Utilities Income Portfolios; and Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015 for the Gold & Precious Metals Portfolio.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS


     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 8th day of May, 1998.


    VANGUARD SPECIALIZED PORTFOLIOS, INC.

BY: (Raymond J. Klapinsky) John J. Brennan, President and Chief Executive
    Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Chief Executive Officer and Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    Barton G. Malkiel*, Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    May 8, 1998


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    May 8, 1998

---------------
*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants..........................   EX-99.B11
Schedule for Computation of Performance Quotations..........   EX-99.B16
Financial Data Schedule.....................................       EX-27